UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-03342
                                    ---------

                           Sit Mid Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                            80 South Eighth Street
                                 3300 IDS Center
                             Minneapolis, MN  55402
                    (Address of principal executive offices)

                          Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                            80 South Eighth Street
                                 3300 IDS Center
                             Minneapolis, MN  55402
                     (Name and address of agent for service)

                                    Copy to:
                               Mike Radmer, Esq.
                               Dorsey & Whitney
                                  Suite 1500
                             50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   June 30, 2005

Date of reporting period:  December 31, 2004

Item 1:   Reports to Stockholders

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-03343
                                    ---------

                           Sit Large Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                            80 South Eighth Street
                                 3300 IDS Center
                             Minneapolis, MN  55402
                    (Address of principal executive offices)

                          Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                            80 South Eighth Street
                                 3300 IDS Center
                             Minneapolis, MN  55402
                     (Name and address of agent for service)

                                    Copy to:
                               Mike Radmer, Esq.
                               Dorsey & Whitney
                                  Suite 1500
                             50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   June 30, 2005

Date of reporting period:  December 31, 2004

Item 1:   Reports to Stockholders

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-06373
                                    ---------

                             Sit Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)

                             80 South Eighth Street
                                 3300 IDS Center
                              Minneapolis, MN 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                             80 South Eighth Street
                                 3300 IDS Center
                              Minneapolis, MN 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   June 30, 2005

Date of reporting period:  December 31, 2004

Item 1:   Reports to Stockholders

                                SIT MUTUAL FUNDS
                                   STOCK FUNDS
                               SEMI-ANNUAL REPORT

                          YEAR ENDED DECEMBER 31, 2004


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                  BALANCED FUND
                              DIVIDEND GROWTH FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                       S I T     M U T U A L    F U N D S
                         STOCK FUNDS SEMI-ANNUAL REPORT
                               TABLE OF CONTENTS

                                                                      PAGE
Chairman's Letter                                                      2

Performance Summary and Stock Funds Market Review                      4

Average Annual Total Returns                                           6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS
         Balanced Fund                                                 8

         Dividend Growth Fund                                         14

         Large Cap Growth Fund                                        18

         Mid Cap Growth Fund                                          22

         International Growth Fund                                    26

         Small Cap Growth Fund                                        30

         Science and Technology Growth Fund                           34

         Developing Markets Growth Fund                               38

Notes to Portfolios of Investments                                    42

Statements of Assets and Liabilities                                  44

Statements of Operations                                              46

Statements of Changes in Net Assets                                   48

Notes to Financial Statements                                         52

Financial Highlights                                                  58

Expense Example                                                       66

Additional Information                                                69

Results of Shareholder Meeting                                        70

A Look at Sit Mutual Funds                                            72

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
CHAIRMAN'S LETTER

Dear Fellow Shareholders:

U.S. stocks surged ahead during the final two months of 2004, rewarding investors with a solid return for the full year. We believe further gains for equities lie ahead in 2005, particularly for growth stocks, as the equity market and economy appear to have solid momentum to begin the new year.

ECONOMIC OVERVIEW
Despite formidable headwinds in 2004, particularly the ongoing conflict in Iraq, global terrorism and increasing oil prices, U.S. gross domestic product (GDP) grew at a robust +4.5% for the year. The stimulative effects of tax cuts buoyed both consumer and business spending, and low interest rates contributed to yet another year of strength in the housing sector. Our projections call for somewhat slower GDP growth in 2005 in the range of +3.5% to +4.0%, with this moderation largely reflecting the normal maturation of the business cycle. Importantly, the economy appears to be entering 2005 with solid momentum. Data from the Institute for Supply Management (ISM) for December on manufacturing and non-manufacturing sectors were better than expected, while consumer spending also surpassed expectations. We expect consumer spending to remain relatively strong in 2005, even as the stimulus of the Administration's tax measures diminish, as the improving trend in labor markets becomes the key driver. We also expect sustained growth in business spending, driven by both record levels of corporate profitability and cash-rich balance sheets prevailing throughout most of corporate America.

The Consumer Price Index (CPI) rose approximately +2.7% in 2004, indicating that inflation remained remarkably subdued despite robust economic growth, rising commodity prices, a strengthening labor market and a weak U.S. dollar (which drives up the cost of exports). We suspect, however, that the lagged impact from some of these factors may result in a slightly higher CPI gain in 2005. The potential for higher inflation was a key factor behind the five Federal Reserve interest rate hikes during the second half of 2004, and we believe similar increases are likely in 2005. Specifically, we are forecasting the federal funds rate to reach 3.5% to 4% by year-end, up from 2.25% at the close of 2004.

In terms of fiscal policy, President Bush begins his second term with an ambitious agenda, which includes such issues as social security reform, tort reform, an income tax code overhaul and reduced regulation of businesses. These are complicated and controversial issues that will clearly test the President's leadership skills in the months ahead. The news so far on the 2005 fiscal deficit is reasonably positive, with the cumulative three-month deficit about $11.5 billion better than a year ago. Encouragingly, tax receipts have grown much faster than outlays in recent months, and we expect a modest improvement in the deficit for fiscal year 2005.

We project global economic growth of +3% in 2005, with solid growth in the U.S. and most Asian regions offset by continued sluggish growth in Europe and Japan. The slow growth environment in Europe is being exacerbated by the strength of the European currency relative to the U.S. dollar, which is having a negative impact on export sectors. The strengthening yen is having a similar impact in Japan. The headwind from a weakening U.S. dollar is likely to remain in place over the near-term, as our currency continues to be impacted by the lack of a clear-cut U.S. dollar policy amid the substantial dual deficits. Conversely, economic growth in China is expected to remain robust, with GDP growth of +8%, as policy officials appear to have taken appropriate steps to engineer a soft landing.

EQUITY STRATEGY SUMMARY
After struggling to gain ground through most of 2004, a strong year-end rally helped propel domestic equities sol-idly higher for the year. Improving valuations, a drop in oil prices, the absence of a domestic terrorist event and a decisive outcome to the presidential election were among the factors contributing to the positive environment experienced over the final two months of 2004.

After two strong recovery years following the bear market bottom in 2002, we believe valuations for equities are reasonable. Overall, we anticipate that equity returns are likely to reflect the mid- to high- single digit projected gains in corporate profits in 2005. There are always opportunities, however, for outperformance in a given economic/ market environment. With relative valuations for growth and value stocks now at their historical norms, we believe, in an environment of decelerating momentum, earnings growth will prove to be the differentiating factor favoring the growth style in 2005. Based on our projections, the holdings within all Sit Funds' equity portfolios exhibit substantially higher earnings growth relative to both comparable core and value indices. Based on the outlook for strong earnings, our principal sector overweights are in electronic technology, energy, health care and technology services. Conversely, the prospect of rising rates is expected to limit gains in the utility and finance sectors, which remain underweighted.

While the strong 2003 equity market was characterized by a sharp rally in lower quality, higher risk stocks (i.e., those with poor balance sheets, low stock prices, high beta), this trend reversed in 2004 as investors appropriately focused on valuations and business fundamentals. As interest rates are likely to climb higher and the economic expansion matures, we believe investors will place a greater emphasis on higher quality stocks with long-term earnings and dividend growth potential. This ongoing rotation will favor the types of companies emphasized in the Funds. On the subject of dividends, the change in dividend taxation combined with strong corporate profitability propelled significant dividend increases throughout the equity market in 2004. We expect this trend to continue in the year ahead. The fact that both corporations and investors are increasing their focus on the importance of dividends makes us optimistic on the longer-term prospects for the Sit Dividend Growth Fund, which recently completed its successful first year.

We believe the risk/reward potential for global equities remains favorable over the intermediate term. Solid economic growth, ample financial liquidity and reasonable valuations provide the foundation for positive returns in the year ahead. Our recent changes in regional allocations generally reflect our assessment of the respective economic outlooks. While we are maintaining an overweighted position in Asia based on favorable growth prospects, we have recently reduced the allocation to Japan owing to the significant slowing in economic activity. Similarly, while we remain optimistic that structural reform measures will eventually take hold in Europe, our underweight in the region reflects the sluggish near-term growth outlook. Growth stocks continue to look attractive on a global basis, due to valuations and improving relative growth earnings growth rates, in the context of slightly lower economic growth in 2005 compared to 2004.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW


     Domestic equity returns were strong across the board over the past six months, as every major index we follow posted a positive return.

     Once again, small- and mid-capitalization stocks continued their strong performance relative to larger issues. Over the past six months, the S&P 400 MidCap Index and the Russell 2000 Index rose +9.8% and +10.8%, respectively, while the S&P 500 Index gained +7.2%. In fact, 2004 marked the fifth consecutive year that the Russell 2000 Index outperformed the S&P 500 Index. Although growth stocks outperformed value issues during the market rally near the end of the year, growth lagged value over the full six-month period across all capitalization styles. For example, the Russell 1000 Growth Index rose +3.5% over the period, while the Russell 1000 Value gained +12.1%, and the Russell 2000 Value Index (+13.4%) outperformed the Russell 2000 Growth (+8.2%) by over five percentage points.

     In terms of sector performance, sixteen of eighteen groups we monitor within the S&P 500 Index posted a positive return in the second half of 2004. Within the S&P 500 Index, the strongest sectors included utilities, finance, energy minerals and communications. We estimate that each of these sectors provided a return of 15% or more over the period. The laggards during the period include health technology (-3%), which was weighed down by large drug stocks, and the electronic technology sector (-1%), which was impacted by weak performance in the semiconductor industry. The relative underperformance of the technology sector was the primary factor that the NASDAQ OTC Composite Index, which rose +6.2% for the six-month period, lagged the return for the S&P 500 Index.

     Within the MSCI global indices, the broad U.S. stock marked fared relatively poorly in international comparisons, in part due to the weakness of the U.S. dollar. The MSCI World Index gained +10.8% over the six-month period, with the U.S. component up only +7.1%. The MSCI Europe Index increased +17.3% over the period. The MSCI Pacific Index rose 10.0%, while the Japan component increased +4.6%.

                          TOTAL RETURN - CALENDAR YEAR

                                       1992          1993           1994
                                      ------        ------         -------
SIT BALANCED                             --            --          -0.33%
--------------------------------------------------------------------------------
SIT DIVIDEND GROWTH FUND                 --            --             --
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                   4.94%         3.15%          2.83
--------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                 -2.14          8.55          -0.47
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)            2.69         48.37          -2.99
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                  --            --          11.57(4)
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)     --            --             --
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)         --            --          -2.02(4)
--------------------------------------------------------------------------------
S&P 500 INDEX                         -7.64         10.07           1.32
S&P MIDCAP 400 INDEX                  11.92         13.95          -3.60
MSCI EAFE INDEX                      -12.17         32.56           7.78
RUSSELL 2000 INDEX                       --            --           4.61
MSCI EMERGING MARKETS INDEX              --            --           2.80




                                         NASDAQ
                                         SYMBOL              INCEPTION
                                         ------              ---------

SIT BALANCED                              SIBAX              12/31/93
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND                      SDVGX              12/31/03
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                      SNIGX              09/02/82
--------------------------------------------------------------------------------
SIT MID CAP GROWTH                        NBNGX              09/02/82
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                  SNGRX              11/01/91
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                      SSMGX              07/01/94
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH         SISTX              12/31/97
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH             SDMGX              07/01/94
--------------------------------------------------------------------------------
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
MSCI EAFE INDEX(6)
RUSSELL 2000 INDEX(7)
MSCI EMERGING MARKETS INDEX(8)

--------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

                                       TOTAL RETURN - CALENDAR YEAR
                                                                                                                            YTD
 1995         1996         1997          1998         1999         2000         2001          2002          2003            2004
------------------------------------------------------------------------------------------------------------------------------------
25.43%       15.80%       21.73%        21.30%       20.15%       -4.80%       -12.99%       -18.59%        19.20%          9.22%
------------------------------------------------------------------------------------------------------------------------------------
   --           --           --            --           --           --            --            --            --          10.91
------------------------------------------------------------------------------------------------------------------------------------
31.66        23.05        31.70         30.56        33.41       -13.84        -27.70        -30.58         26.34          12.79
------------------------------------------------------------------------------------------------------------------------------------
33.64        21.87        17.70          6.84        70.65        -4.35        -33.39        -34.64         38.51          17.02
------------------------------------------------------------------------------------------------------------------------------------
 9.36        10.31         4.81         18.95        50.77       -26.66        -33.26        -29.84         28.70          12.97
------------------------------------------------------------------------------------------------------------------------------------
52.16        14.97         7.63          1.97       108.63         6.25        -28.19        -26.22         34.57           6.79
------------------------------------------------------------------------------------------------------------------------------------
   --           --           --         38.40        85.98        -6.55        -47.78        -44.45         40.09           7.39
------------------------------------------------------------------------------------------------------------------------------------
-4.29        17.27        -5.20        -24.93        82.50       -30.18        -12.01        -18.37         45.96          16.54
------------------------------------------------------------------------------------------------------------------------------------
37.58        22.96        33.36         28.58        21.04        -9.11        -11.88        -22.10         28.68          10.88
30.94        19.19        32.29         19.11        14.72        17.50         -0.61        -14.52         35.62          16.48
11.21         6.05         1.78         20.00        26.96       -14.17        -21.44        -15.94         38.59          20.25
28.45        16.49        22.36         -2.54        21.26        -3.02          2.49        -20.48         47.25          18.33
-6.94         3.92       -13.40        -27.52        63.70       -31.80         -4.91         -7.97         51.59          22.45


                                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
           TOTAL RETURN                                      PERIODS ENDED DECEMBER 31, 2004
   QUARTER               SIX MONTHS                                                                  SINCE
ENDED 12/31/04         ENDED 12/31/04          1 YEAR      3 YEARS      5 YEARS      10 YEARS      INCEPTION
   6.35%                    5.53%                9.22%       1.96%       -2.57%        8.51%           7.67%
-------------------------------------------------------------------------------------------------------------
   7.72                     9.00                10.91          --           --           --           10.91*
-------------------------------------------------------------------------------------------------------------
   9.52                     6.61                12.79       -0.36        -9.23         8.64           11.19
-------------------------------------------------------------------------------------------------------------
  14.72                     8.21                17.02        1.94        -7.56         8.96           13.76
-------------------------------------------------------------------------------------------------------------
  14.09                    12.57                12.97        0.66       -12.97         1.25            4.30
-------------------------------------------------------------------------------------------------------------
  12.59                     5.69                 6.79        1.97        -4.15        12.48           13.00
-------------------------------------------------------------------------------------------------------------
  13.00                     1.50                 7.39       -5.81       -16.42           --            0.69
-------------------------------------------------------------------------------------------------------------
  13.67                    21.60                16.54       11.56        -3.13         2.20            1.90
-------------------------------------------------------------------------------------------------------------
   9.23                     7.19                10.88        3.59        -2.30         12.07          13.94
  12.16                     9.80                16.48       10.53         9.54         16.10          16.63
  15.32                    15.00                20.25       11.89        -1.13          5.62           6.07
  14.10                    10.83                18.33       11.48         6.61         11.54          11.42
  16.81                    25.44                22.45       19.54         2.07         0.96            1.18


(5) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.
(6) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(7) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

(*) FUND'S INCEPTION DATE WAS DECEMBER 31, 2003.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

The tables on this page and the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2004. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

-------------------------------------------------------------------------------------------------
SIT BALANCED FUND                                            1 YEAR    5 YEARS       10 YEARS
Return Before Taxes                                            9.2%      -2.6%         8.5%
Return After Taxes on Distributions                            8.7%      -3.5%         7.1%
Return After Taxes on Distributions and Sale of Fund Shares    7.6%      -2.7%         6.8%
Lehman Aggregate Bond Index                                    4.3%       7.7%         7.7%
S&P 500 Index                                                 10.9%      -2.3%        12.1%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND                                         1 YEAR    5 YEARS   SINCE INCEPTION*
Return Before Taxes                                           10.9%      n/a          10.9%
Return After Taxes on Distributions                           10.7%      n/a          10.7%
Return After Taxes on Distributions and Sale of Fund Shares    9.2%      n/a           9.2%
S&P 500 Index                                                 10.9%      n/a          10.9%
-------------------------------------------------------------------------------------------------
*Inception date 12/31/03.

-------------------------------------------------------------------------------------------------
SIT LARGE CAP GROWTH FUND                                    1 YEAR    5 YEARS       10 YEARS
Return Before Taxes                                           12.8%      -9.2%         8.6%
Return After Taxes on Distributions                           12.7%      -9.6%         7.4%
Return After Taxes on Distributions and Sale of Fund Shares   10.9%      -7.6%         7.3%
S&P 500 Index                                                 10.9%      -2.3%        12.1%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH FUND                                      1 YEAR    5 YEARS       10 YEARS
Return Before Taxes                                           17.0%      -7.6%         9.0%
Return After Taxes on Distributions                           17.0%      -8.4%         6.9%
Return After Taxes on Distributions and Sale of Fund Shares   14.5%      -6.2%         7.2%
S&P MidCap 400 Index                                          16.5%       9.5%        16.1%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH FUND                                1 YEAR    5 YEARS       10 YEARS
Return Before Taxes                                           13.0%     -13.0%          1.3%
Return After Taxes on Distributions                           12.9%     -13.1%          0.5%
Return After Taxes on Distributions and Sale of Fund Shares   11.0%     -10.5%          0.9%
MSCI EAFE Index                                               20.3%      -1.1%          5.6%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH FUND                                    1 YEAR    5 YEARS       10 YEARS
Return Before Taxes                                            6.8%      -4.2%         12.5%
Return After Taxes on Distributions                            6.8%      -4.2%         11.8%
Return After Taxes on Distributions and Sale of Fund Shares    5.8%      -3.5%         10.8%
Russell 2000 Index                                            18.3%       6.6%         11.5%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH FUND                       1 YEAR    5 YEARS   SINCE INCEPTION*
Return Before Taxes                                            7.4%     -16.4%          0.7%
Return After Taxes on Distributions                            7.4%     -16.5%          0.6%
Return After Taxes on Distributions and Sale of Fund Shares    6.3%     -13.0%          0.7%
S&P 500 Index                                                 10.9%      -2.3%          4.8%
-------------------------------------------------------------------------------------------------
*Inception date 12/31/97.

-------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH FUND                           1 YEAR    5 YEARS       10 YEARS
Return Before Taxes                                           16.5%      -3.1%          2.2%
Return After Taxes on Distributions                           16.5%      -3.2%          2.2%
Return After Taxes on Distributions and Sale of Fund Shares   14.1%      -2.6%          1.9%
MSCI Emerging Markets Free Index                              22.5%       2.1%          1.0%
-------------------------------------------------------------------------------------------------

SIT BALANCED FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

     The Sit Balanced Fund's six-month return was +5.53%, with much of the gain coming on the heels of the strong equity market rebound experienced at the end of 2004. The S&P 500 Index return was +7.19% over the period, while the Lehman Aggregate Bond Index increased +4.18%. For the calendar year 2004, the Fund returned +9.22%, while the S&P 500 Index and the Lehman Aggregate Bond Index gained +10.88% and +4.34%, respectively.
     U.S. stocks came alive in the fourth quarter after muted performance during the first ten months of 2004. While the decisive conclusion to the presidential election was the catalyst for the sharp improvement in investor sentiment, market fundamentals (e.g., valuations, falling oil prices, strong corporate earnings) also played a key role. Looking ahead, we expect "more of the same" in 2005. Valuations for stocks appear relatively attractive compared to interest rates, and we expect the U.S. economy to continue on the path of steady expansion, although 2005 GDP growth may be somewhat below the sharp gain in 2004. In this environment of somewhat slower corporate earnings growth, with further support from attractive valuations, we believe a positive backdrop for growth stocks exists as we begin the new year. The most heavily weighted sectors in the Fund are health technology, electronic technology and finance.
     Fixed-income returns in 2004, while modest, were quite impressive in the context of five interest rate increases by the Federal Reserve. We believe that more increases are coming in 2005 and, therefore, our view is that a defensive positioning within the fixed-income portion of the Fund is appropriate. This strategy includes focusing on securities with high relative yields while maintaining a shorter-than-benchmark duration, which we believe will cushion the portfolio against the expected increase in interest rates.
     As of December 31, 2004, the asset allocation of the Fund was 64% equities (down from 65% on June 30, 2004), 33% fixed income (up from 32%), and 3% cash and other net assets. We will continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders' continued interest.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

               Net Asset Value 12/31/04:     $14.35 Per Share
                                6/30/04:     $13.80 Per Share
                       Total Net Assets:     $12.2 Million


--------------------------------------------------------------------------------
                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                                  Cash & Other
                                   Net Assets
                                      3.2%

                                     Bonds
                                     32.6%

                                    Equities
                                     64.2%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                      SIT                             LEHMAN
                   BALANCED            S&P           AGGREGATE
                     FUND           500 INDEX       BOND INDEX
                   --------         ---------       ----------
3 Month**             6.35%            9.23%            0.95%
6 Month**             5.53             7.19             4.18
1 Year                9.22            10.88             4.34
5 Years              -2.57            -2.30             7.71
10 Years              8.51            12.07             7.72
Inception             7.67            11.04             6.70
  (12/31/93)


--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                      SIT                             LEHMAN
                   BALANCED            S&P           AGGREGATE
                     FUND           500 INDEX       BOND INDEX
                   --------         ---------       ----------
1 Year                9.22%           10.88%            4.34%
5 Years             -12.21           -10.98            44.97
10 Years            126.20           212.54           110.38
Inception           125.47           216.67           104.25
  (12/31/93)

*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX.


--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/04 would have grown to $22,547 in the Fund, $20,425 in the Lehman Aggregate Bond Index or $31,667 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


--------------------------------------------------------------------------------
                               TOP HOLDINGS
--------------------------------------------------------------------------------

Stocks    o General Electric Co.
          o United Healthgroup, Inc.
          o Microsoft Corp.
          o Citigroup, Inc.
          o Target Corp.

Bonds     o Northwest Airlines Corp., 8.07%, 10/1/19
          o American Strategic Income Portfolio II
          o Prologis Trust, 7.625%, 7/1/17
          o U.S. Treasury Note, 6.50%, 5/15/05
          o Morton Intl., Inc., 9.25%, 6/1/20

                         Total Number of Holdings: 134

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------
      QUANTITY  NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------

COMMON STOCKS (64.2%) (2)

   COMMUNICATIONS (2.3%)
         2,600  Crown Castle Intl. Corp. (3)                      43,264
         2,700  Nextel Communications, Inc. (3)                   81,000
         6,000  Vodafone Group, A.D.R.                           164,280
                                                           --------------
                                                                 288,544
                                                           --------------
   CONSUMER DURABLES (0.3%)
           600  Electronic Arts, Inc. (3)                         37,008
                                                           --------------

   CONSUMER NON-DURABLES (2.9%)
         3,700  PepsiCo, Inc.                                    193,140
         3,000  The Procter & Gamble Co.                         165,240
                                                           --------------
                                                                 358,380
                                                           --------------
   CONSUMER SERVICES (4.9%)
         2,600  Comcast Corp. (3)                                 86,528
         1,500  Harrah's Entertainment, Inc.                     100,335
         3,400  International Game Technology                    116,892
         1,500  Marriott International, Inc.                      94,470
         2,200  News Corp. (3)                                    41,052
           900  Royal Caribbean Cruises, Ltd.                     48,996
         2,900  Time Warner, Inc. (3)                             56,376
         1,400  Viacom, Inc.                                      50,946
                                                           --------------
                                                                 595,595
                                                           --------------
   ELECTRONIC TECHNOLOGY (8.7%)
         3,000  Analog Devices, Inc.                             110,760
         9,000  Cisco Systems, Inc. (3)                          173,700
         3,600  Dell Computer Corp. (3)                          151,704
         7,500  EMC Corp. (3)                                    111,525
         6,000  Intel Corp.                                      140,340
         3,000  Jabil Circuit, Inc. (3)                           76,740
         2,800  Juniper Networks, Inc. (3)                        76,132
         4,800  Nokia Corp., A.D.R.                               75,216
         3,600  Qualcomm, Inc.                                   152,640
                                                           --------------
                                                               1,068,757
                                                           --------------
   ENERGY MINERALS (5.5%)
           900  ConocoPhillips Co.                                78,147
         1,200  Murphy Oil Corp.                                  96,540
         2,300  Occidental Petroleum Corp.                       134,228
         2,800  Suncor Energy, Inc.                               99,120
         3,600  Valero Energy Corp.                              163,440
         2,800  XTO Energy, Inc.                                  99,064
                                                           --------------
                                                                 670,539
                                                           --------------

--------------------------------------------------------------------------
      QUANTITY  NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------
   FINANCE (6.8%)
         2,321  American International Group, Inc.               152,420
         4,666  Citigroup, Inc.                                  224,808
         2,300  Franklin Resources, Inc.                         160,195
         1,000  Goldman Sachs Group, Inc.                        104,040
         1,000  Prudential Financial, Inc.                        54,960
         2,300  Wells Fargo Co.                                  142,945
                                                           --------------
                                                                 839,368
                                                           --------------
   HEALTH SERVICES (2.2%)
         3,000  UnitedHealth Group, Inc.                         264,090
                                                           --------------

   HEALTH TECHNOLOGY (9.4%)
         2,700  Amgen, Inc. (3)                                  173,205
         2,100  Boston Scientific Corp. (3)                       74,655
         6,300  Elan Corp., A.D.R. (3)                           171,675
         1,800  Eli Lilly and Co.                                102,150
         2,500  Genentech, Inc. (3)                              136,100
         2,800  Gilead Sciences, Inc. (3)                         97,972
         1,600  Johnson & Johnson                                101,472
         1,300  Medtronic, Inc.                                   64,571
         4,755  Pfizer, Inc.                                     127,862
           400  Stryker Corp.                                     19,300
         2,600  Teva Pharmaceutical, Ltd., A.D.R.                 77,636
                                                           --------------
                                                               1,146,598
                                                           --------------
   INDUSTRIAL SERVICES (1.2%)
           400  Nabors Industries, Ltd. (3)                       20,516
           400  Noble Corp. (3)                                   19,896
         1,600  Schlumberger Ltd.                                107,120
                                                           --------------
                                                                 147,532
                                                           --------------

   PRODUCER MANUFACTURING (6.4%)
         1,000  Caterpillar, Inc.                                 97,510
         1,600  Danaher Corp.                                     91,856
         1,000  Eaton Corp.                                       72,360
         7,500  General Electric Co.                             273,750
         1,600  ITT Industries, Inc.                             135,120
         1,400  3M Co.                                           114,898
                                                           --------------
                                                                 785,494
                                                           --------------
   RETAIL TRADE (5.3%)
           900  Best Buy Co., Inc.                                53,478
           500  eBay, Inc. (3)                                    58,140
         2,600  J.C. Penney Co., Inc.                            107,640
         3,500  Lowe's Companies, Inc.                           201,565
         4,300  Target Corp.                                     223,299
                                                           --------------
                                                                 644,122
                                                           --------------

--------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------
   TECHNOLOGY SERVICES (6.3%)
         1,000  Adobe Systems, Inc.                               62,740
         1,900  Check Point Software Technology (3)               46,797
         2,200  First Data Corp.                                  93,588
         8,600  Microsoft Corp.                                  229,706
         2,100  SAP AG                                            92,841
         2,800  Symantec Corp. (3)                                72,128
         2,400  Veritas Software Corp. (3)                        68,520
         2,700  Yahoo!, Inc. (3)                                 101,736
                                                           --------------
                                                                 768,056
                                                           --------------
   TRANSPORTATION (2.0%)
         2,000  Burlington Northern Sante Fe Corp.                94,620
         1,200  United Parcel Service, Inc.                      102,552
           700  UTI Worldwide, Inc.                               47,614
                                                           --------------
                                                                 244,786
                                                           --------------


Total common stocks                                            7,858,869
(cost: $6,633,113)                                         --------------


BONDS (29.3%) (2)

   ASSET-BACKED SECURITIES (2.2%)
        55,896  Advanta Mortgage Loan Trust,
                  1999-3 A4, 7.75%, 10/25/26                      57,562
        66,835  Conseco Mfg. Housing
                  Series 2002, 6.03%, 3/1/33                      67,378
                Green Tree Financial Corp.:
         9,833    1995-5, 7.25%, 9/15/26                          10,176
        56,968    1997-1 A6, 7.29%, 3/15/28                       61,715
        20,069  Green Tree Home Equity Loan Trust,
                  1999-D A5, 7.88%, 9/15/30                       20,153
        50,000  Origen Mfg. Housing
                  Series 2001A, 7.08%, 3/15/32                    52,903
                                                           --------------
                                                                 269,887
                                                           --------------

   COLLATERALIZED MORTGAGE OBLIGATIONS (1.9%)
        64,359  FHLMC, 3.25%, 4/15/32                             61,958
                Washington Mutual Mtg. Pass-Through:
        63,205    Series 2002-S8, 5.25%, 1/25/18                  62,400
       104,617    Series 2003-MS5, 5.00%, 3/25/18                105,882
                                                           --------------
                                                                 230,240
                                                           --------------
   CORPORATE BONDS (12.5%)
       100,000  Academica Charter School, 8.00%, 8/15/24         102,218
        84,000  ConocoPhillips, 8.00%, 1/15/37                    96,177
                Continental Airlines:
        82,378    Series 2000-2 A1, 7.71%, 4/2/21                 82,145
        38,982    Series 2001-1B, 7.37%, 12/15/15                 32,908

-------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------
        50,000  CSX Corp., 9.75%, 6/15/20                         69,750
        50,000  Everest Reins. Hldgs., 8.75%, 3/15/10             59,251
        35,000  Fifth Third Capital Trust, 8.14%, 3/15/27         39,552
       100,000  McDonald's Corp., 7.31%, 9/15/27                 107,831
       100,000  Morton Intl., Inc., 9.25%, 6/1/20                141,031
       100,000  NB Capital Trust IV (Bank of America),
                  8.25%, 4/15/27                                 111,262
       204,825  Northwest Airlines Corp., 8.07%, 10/1/19         228,887
        50,000  Proctor & Gamble, 9.36%, 1/1/21                   66,386
       150,000  Prologis Trust, 7.625%, 7/1/17                   177,246
       100,000  Virginia Electric & Power, 8.25%, 3/1/25         104,188
       100,000  Wells Fargo Capital, 7.96%, 12/15/26             108,616
                                                           --------------
                                                               1,527,448
                                                           --------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (2.6%)
        94,716  7.50%, 3/1/31                                    101,523
        56,883  8.38%, 5/17/20                                    61,974
        78,001  8.50%, 7/1/18                                     85,877
        69,953  8.50%, 10/1/30                                    75,834
                                                           --------------
                                                                 325,208
                                                           --------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.9%)
        11,162  7.00%, 3/1/07                                     11,405
       120,418  7.00%, 10/1/11                                   127,677
        40,160  7.50%, 6/1/32                                     43,251
        35,930  8.00%, 7/1/26                                     39,093
        39,519  8.00%, 12/1/27                                    43,027
        91,028  8.00%, 2/1/31                                     98,703
        69,170  8.46%, 4/15/26                                    77,154
        58,410  9.50%, 5/1/27                                     65,696
        17,686  9.75%, 1/15/13                                    19,373
         1,981  10.00%, 1/1/20                                     2,207
        51,095  10.00%, 7/1/26                                    56,816
        19,635  10.25%, 6/15/13                                   21,658
                                                           --------------
                                                                 606,060
                                                           --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.9%)
        74,087  7.00%, 7/15/23                                    79,153
        93,955  7.50%, 7/15/23                                   101,595
         6,451  9.00%, 6/15/11                                     7,228
        15,808  9.00%, 6/15/09                                    17,167
        18,568  9.00%, 11/15/16                                   20,778
         1,291  9.50%, 7/20/05                                     1,306
         2,323  9.50%, 5/20/16                                     2,603
        50,733  9.50%, 9/15/30                                    57,152
         8,511  9.50%, 9/20/18                                     9,563
        13,325  9.50%, 2/20/19                                    14,978
         4,142  9.75%, 10/15/05                                    4,217
        28,502  10.00%, 3/20/16                                   31,533
         2,089  11.25%, 10/15/11                                   2,362
                                                           --------------
                                                                 349,635
                                                           --------------


See accompanying notes to portfolios of investments on page 42.               11

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

-------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------
   TAXABLE MUNICIPAL SECURITIES (0.3%)
         9,000  Bernalillo Multifamily. Series 1998A,
                   7.50%, 9/20/20                                  9,926
        23,000  CA Rural Home Mtg. Fin. Auth.
                  Rev. Series 2003A, 5.25%, 12/1/24               23,012
                                                           --------------
                                                                  32,938
                                                           --------------


   U.S. GOVERNMENT SECURITIES (2.0%)
       300,000 U.S. Treasury Strip, Zero Coupon,
                  5.64% Effective Yield, 11/15/27                 93,999
       150,000  U.S. Treasury Note, 6.50%, 5/15/05               152,191
                                                           --------------
                                                                 246,190
                                                           --------------


Total bonds                                                    3,587,606
(cost: $3,531,468)                                         --------------


CLOSED-END MUTUAL FUNDS (3.3%) (2)
         6,009  American Select Portfolio                         76,975
           403  American Strategic, Inc. Portfolio                 4,860
        15,470  American Strategic, Inc. Portfolio II            191,519
        10,609  American Strategic, Inc. Portfolio III           129,748
                                                           --------------

    Total closed-end mutual funds                                403,102
    (cost: $368,185)                                       --------------


SHORT-TERM SECURITIES (2.5%) (2)
       304,000  Sit Money Market Fund, 1.76% (4)                 304,000
    (cost: $304,000)                                       --------------


Total investments in securities
    (cost: $10,836,766) (5)                                  $12,153,577
                                                           ==============


12               See accompanying notes to portfolios of investments on page 42.

                  This page has been left blank intentionally.

SIT DIVIDEND GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
EQUITY MANAGEMENT TEAM

   The Sit Dividend Growth Fund posted a +9.00% return for the last six months of 2004, compared to the +7.19% return for the S&P 500 Index.
   Stocks surged ahead during the fourth quarter of 2004, propelling most market indices solidly higher for the full calendar year. Market gains were essentially in line with our initial expectations for 2004 and, looking ahead, we believe fundamentals support another positive year in 2005. While an expansion of P/E ratios is unlikely based on our expectations of rising interest rates, equity gains are apt to reflect the high single-digit growth we expect in corporate profits. We believe this "slow and steady" environment, along with other factors, will provide a positive investment backdrop for companies that can generate consistent earnings growth and, importantly, can increase return capital to shareholders in the form of higher dividends. Approximately two-thirds of the current companies held in the Fund increased dividend payouts in 2004, with average growth of approximately +17%, and we expect a continuation of steadily rising dividends in 2005.
   The Sit Dividend Growth Fund ended its first year on a high note, outperforming the S&P 500 during the second half of the year. The Fund's third-quarter performance depicts the relative stability of the Fund, as it posted modestly positive returns in this difficult quarter (outperforming the Index by +3.3 percentage points), but lagged somewhat in the strong fourth quarter rally (underperforming by -1.5 percentage points). Relative to the S&P 500 Index, the strong six-month return for the Fund was due to good stock selection in finance, an underweight in electronic technology, and strong stock performance and an overweighted position in the transportation sector. Weak performance of the drug stocks, particularly Merck, resulted in a negative contribution from the health technology sector over the period.
   The Fund's sector positioning includes significant overweightings in producer manufacturing, energy, and utilities, with underweights in electronic technology and technology services. In addition, the statistical attributes of the Fund remain unchanged from six months ago. Relative to the S&P 500 Index, the Fund has a significantly higher dividend yield, a lower P/E ratio, and a lower projected beta. Based on a renewed investor focus on dividend income and growth, we remain optimistic about the prospects for the Fund in the year ahead.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
   The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value 12/31/04:     $10.92  Per Share
                              6/30/04:     $10.14  Per Share

                     Total Net Assets:     $8.6  Million

          Weighted Average Market Cap:     $64.4  Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                   Finance   18.0
                    Producer Manufacturing   13.1
                           Energy Minerals    9.7
                     Consumer Non-Durables    9.6
                         Health Technology    9.4
                        Process Industries    6.4
                       Industrial Services    6.2
                    Sectors less than 5.0%   22.7
                             Cash & Other
                               Net Assets     4.9

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                   SIT
                 DIVIDEND               S&P
                GROWTH FUND          500 INDEX
                -----------          ---------
3 Month**           7.72%               9.23%
6 Month**           9.00                7.19
1 Year             10.91               10.88
3 Years              n/a                 n/a
5 Years              n/a                 n/a
Inception          10.91               10.88
   (12/31/03)


--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                   SIT
                 DIVIDEND               S&P
                GROWTH FUND          500 INDEX
                -----------          ---------
1 Year             10.91%              10.88%
3 Years              n/a                 n/a
5 Years              n/a                 n/a
Inception          10.91               10.88
  (12/31/03)
--------------------------------------------------------------------------------
*As of 12/31/04                                **Not annualized.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.


--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (12/31/03) and held until 12/31/04 would have grown to $11,091 in the Fund or $11,088 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                          o General Electric Co.
                          o BP p.l.c., A.D.R.
                          o Wells Fargo Co.
                          o Kinder Morgan, Inc.
                          o Citigroup, Inc.
                          o Procter & Gamble Co.
                          o PepsiCo, Inc.
                          o 3M Company
                          o United Parcel Service, Inc.
                          o Kayne Anderson MLP

                          Total Number of Holdings: 69

SIT DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

-------------------------------------------------------------
     QUANTITY   NAME OF ISSUER            MARKET VALUE ($)(1)
-------------------------------------------------------------
COMMON STOCKS (91.4%) (2)

   COMMERCIAL SERVICES (1.3%)
        1,250   McGraw-Hill Companies, Inc.          114,425
                                                -------------

   COMMUNICATIONS (2.2%)
        4,000   SBC Communcations, Inc.              103,080
        3,200   Vodafone Group, A.D.R.                87,616
                                                -------------
                                                     190,696
                                                -------------
   CONSUMER DURABLES (3.3%)
        2,900   Briggs & Stratton Corp.              120,582
        1,700   CLARCOR, Inc.                         93,109
        1,000   Polaris Industries, Inc.              68,020
                                                -------------
                                                     281,711
                                                -------------
   CONSUMER NON-DURABLES (9.6%)
        2,600   Diageo p.l.c.                        150,488
        3,100   General Mills, Inc.                  154,101
        2,300   Kimberly-Clark Corp.                 151,363
        3,400   PepsiCo, Inc.                        177,480
        3,600   Procter & Gamble Co.                 198,288
                                                -------------
                                                     831,720
                                                -------------
   CONSUMER SERVICES (1.0%)
        2,500   International Game Technology         85,950
                                                -------------

   ELECTRONIC TECHNOLOGY (3.9%)
        2,800   Diebold, Inc.                        156,044
        5,100   Hewlett-Packard Co.                  106,947
        4,900   Nokia Corp., A.D.R.                   76,783
                                                -------------
                                                     339,774
                                                -------------
   ENERGY MINERALS (9.7%)
        4,000   BP p.l.c. , A.D.R.                   233,600
        4,500   Hugoton Royalty Trust                117,900
        4,350   Marathon Oil Corp.                   163,604
        2,700   Occidental Petroleum Corp.           157,572
        1,500   Total S.A.                           164,760
                                                -------------
                                                     837,436
                                                -------------
   FINANCE (18.0%)
        3,100   Alliance Capital Mgmt. Hldg., LP     130,200
        2,100   AMB Property Corp.                    84,819
        2,000   American Intl. Group, Inc.           131,340
        4,400   Citigroup, Inc.                      211,992
        2,350   General Growth Properties, Inc.       84,976
        3,350   J.P. Morgan Chase & Co.              130,684
        1,800   Lincoln National Corp.                84,024

-------------------------------------------------------------
     QUANTITY   NAME OF ISSUER            MARKET VALUE ($)(1)
-------------------------------------------------------------
        1,400   Mercury General Corp.                 83,888
        3,300   Montpelier Re Holdings, Ltd.         126,885
        2,300   Prudential Financial, Inc.           126,408
        3,200   Stewart, W.P. & Co.                   75,712
        2,050   U.S. Bancorp                          64,206
        3,500   Wells Fargo Co.                      217,525
                                                -------------
                                                   1,552,659
                                                -------------
   HEALTH TECHNOLOGY (9.4%)
        2,300   Abbott Laboratories                  107,295
        2,400   Arrow Intl., Inc.                     74,376
        2,300   Becton, Dickinson & Co.              130,640
        5,200   Bristol-Myers Squibb Co.             133,224
        2,250   Eli Lilly and Co.                    127,687
        2,200   Merck & Co., Inc.                     70,708
        6,100   Pfizer, Inc.                         164,029
                                                -------------
                                                     807,959
                                                -------------
   INDUSTRIAL SERVICES (2.5%)
        2,950   Kinder Morgan, Inc.                  215,733
                                                -------------

   PROCESS INDUSTRIES (6.4%)
        4,300   Bemis Company, Inc.                  125,087
        2,600   E.I. Du Pont de Nemours & Co.        127,530
          900   Potash Corp.                          74,754
        1,300   PPG Industries, Inc.                  88,608
        3,000   Sherwin-Williams Co.                 133,890
                                                -------------
                                                     549,869
                                                -------------

   PRODUCER MANUFACTURING (13.1%)
        2,950   American Power Conversion Corp.       63,130
        1,600   Autoliv, Inc.                         77,280
          900   Caterpillar, Inc.                     87,759
        1,100   Deere & Co.                           81,840
        8,900   General Electric Co.                 324,850
        1,050   Illinois Tool Works, Inc.             97,314
        1,000   ITT Industries, Inc.                  84,450
        1,300   United Technologies Corp.            134,355
        2,150   3M Co.                               176,451
                                                -------------
                                                   1,127,429
                                                -------------
   RETAIL TRADE (2.9%)
        2,900   Buckle, Inc.                          85,550
        3,100   Deb Shops, Inc.                       77,624
        3,650   Limited Brands                        84,023
                                                -------------
                                                     247,197
                                                -------------

-------------------------------------------------------------
     QUANTITY   NAME OF ISSUER            MARKET VALUE ($)(1)
-------------------------------------------------------------
   TRANSPORTATION (3.8%)
        1,800   Burlington Northern Santa Fe
                   Corp.                              85,158
        1,900   Tsakos Energy Navigation, Ltd.        68,001
        2,050   United Parcel Service, Inc.          175,193
                                                -------------
                                                     328,352
                                                -------------
   UTILITIES (4.3%)
        1,200   Entergy Corp.                         81,108
        1,800   Equitable Resources, Inc.            109,188
        1,200   South Jersey Industries, Inc.         63,072
          500   TXU Corp.                             32,280
        3,800   Westar Energy, Inc.                   86,906
                                                -------------
                                                     372,554
                                                -------------

Total common stocks                                7,883,464
   (cost:  $7,190,162)                          -------------

CLOSED-END MUTUAL FUNDS (3.7%) (2)
        6,700   Kayne Anderson MLP Invest. Co.       167,500
        5,400   Tortoise Energy Infrastructure
                  Corp.                              148,176
                                                -------------

Total closed-end mutual funds                        315,676
   (cost:  $299,572)                            -------------

SHORT-TERM SECURITIES (7.3%) (2)
      628,000   Sit Money Market Fund, 1.76% (4)     628,000
   (cost:  $628,000)                            -------------

Total investments in securities
   (cost:  $8,117,734)                            $8,827,140
                                                -------------


See accompanying notes to portfolios of investments on page 42.               17

SIT LARGE CAP GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS
PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's six-month return was +6.61%, compared to the +7.19% return for the S&P 500 Index. The Russell 1000 Growth Index return for the period was +3.47%. For the calendar year 2004, the Fund's return of +12.79% compared favorably to the +10.88% and +6.30% gains for the S&P 500 Index and the Russell 1000 Growth Index, respectively.
   Following the sluggish equity market performance through most of 2004, investors were rewarded for their patience as the strong fourth quarter rally propelled full year returns solidly higher for the calendar year. While economic activity slowed somewhat in the second half of 2004, strong corporate earnings, low (albeit rising) interest rates, and improving investor sentiment are among the key factors still in place to support a positive investment environment in the year ahead. Importantly, although corporate earnings remain strong, growth is clearly moderating from the torrid paces of 2003 and 2004. History suggests that, against this backdrop, investors will increasingly focus on growth sectors and companies that can deliver sustained and higher relative earnings growth. We believe this will favor the types of companies emphasized in the Fund.
   Relative to the S&P 500 Index return over the past six months, the Fund benefited from strong stock selection in health services (United Health Group, +41% gain), retail trade (Target Corp., +23%) and energy (Suncor Energy, +39%). Conversely, as investor preference shifted to more conservative sectors in the second half of the year, our overweighted positions in health technology and electronic technology negatively impacted returns over the period.
   While large cap stocks (and the Fund) posted solid absolute return in recent quarters, smaller company stocks have continued to outperform on a relative basis. Our view continues to be that the stage is set for a narrowing of the performance gap between large cap and small cap issues. Valuations now appear to be at "normal" levels following four strong years of small cap outperformance, and the current weak U.S. dollar disproportionately benefits larger companies that tend to have greater exposure outside the U.S. And finally, there is a growing investor focus on the importance of dividends, which tend to be more prevalent among larger companies.
   Given the strong earnings outlook and attractive valuations of companies held in the Fund, we remain enthusiastic about the Fund's prospects in the year ahead.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value 12/31/04:      $33.95  Per Share
                              6/30/04:      $31.96  Per Share

                     Total Net Assets:      $64.6  Million

          Weighted Average Market Cap:      $78.2  Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                          Health Technology     14.7
                                 Electronic
                                 Technology     13.1
                                    Finance     12.1
                        Technology Services     10.2
                                   Producer
                              Manufacturing      8.4
                            Energy Minerals      8.3
                          Consumer Services      8.1
                               Retail Trade      7.7
                               Sectors less
                                  than 5.0%     16.1
                               Cash & Other
                                 Net Assets      1.3

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                   SIT                        RUSSELL
                LARGE CAP        S&P            1000
               GROWTH FUND    500 INDEX     GROWTH INDEX
               -----------    ---------     ------------
3 Month**          9.52%         9.23%          9.17%
6 Month**          6.61          7.19           3.47
1 Year            12.79         10.88           6.30
5 Years           -9.23         -2.30          -9.29
10 Year            8.64         12.07           9.59
Inception***      11.19         13.94          12.38
  (9/2/82)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                   SIT                        RUSSELL
                LARGE CAP        S&P           1000
               GROWTH FUND    500 INDEX    GROWTH INDEX
               -----------    ---------     ------------
1 Year            12.79%        10.88%          6.30%
5 Year           -38.38        -10.98         -38.60
10 Year          129.00        212.54         149.97
Inception***     970.11       1747.83        1256.68
  (9/2/82)

*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THES&P 500 INDEX.

***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/04 would have grown to $107,011 in the Fund or $184,783 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                           o Microsoft Corp.
                           o Citigroup, Inc.
                           o General Electric Co.
                           o Target Corp.
                           o United Healthgroup, Inc.
                           o Lowe's Companies, Inc.
                           o Amgen, Inc.
                           o Procter & Gamble Co.
                           o PepsiCo, Inc.
                           o Cisco Systems, Inc.

                          Total Number of Holdings: 78

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

---------------------------------------------------------------
        QUANTITY  NAME OF ISSUER           MARKET VALUE ($)(1)
---------------------------------------------------------------
COMMON STOCKS (98.7%) (2)
     COMMUNICATIONS (3.2%)
          20,500  Crown Castle Intl. Corp. (3)        341,120
          21,500  Nextel Communications, Inc. (3)     645,000
          40,200  Vodafone Group, A.D.R.            1,100,676
                                                 -------------
                                                    2,086,796
                                                 -------------
     CONSUMER DURABLES (0.5%)
           5,500  Electronic Arts, Inc. (3)           339,240
                                                 -------------

     CONSUMER NON-DURABLES (4.9%)
           7,000  Avon Products, Inc.                 270,900
          27,000  PepsiCo, Inc.                     1,409,400
          26,500  Procter & Gamble Co.              1,459,620
                                                 -------------
                                                    3,139,920
                                                 -------------
     CONSUMER SERVICES (8.1%)
          19,500  Comcast Corp. (3)                   648,960
          11,500  Harrah's Entertainment, Inc.        769,235
          25,500  International Game Technology       876,690
          40,804  Liberty Media Corp. (3)             448,028
          11,500  Marriott International, Inc.        724,270
          17,500  News Corp. (3)                      326,550
           7,400  Royal Caribbean Cruises, Ltd.       402,856
          23,400  Time Warner, Inc. (3)               454,896
          15,977  Viacom, Inc.                        581,403
                                                 -------------
                                                    5,232,888
                                                 -------------
     ELECTRONIC TECHNOLOGY (13.1%)
          24,000  Analog Devices, Inc.                886,080
          31,000  Applied Materials, Inc. (3)         530,100
          68,800  Cisco Systems, Inc. (3)           1,327,840
          27,000  Dell Computer Corp. (3)           1,137,780
          58,400  EMC Corp. (3)                       868,408
          47,800  Intel Corp.                       1,118,042
          22,500  Jabil Circuit, Inc. (3)             575,550
          18,000  Juniper Networks, Inc. (3)          489,420
          39,000  Nokia Corp., A.D.R.                 611,130
          22,000  Qualcomm, Inc.                      932,800
                                                 -------------
                                                    8,477,150
                                                 -------------
     ENERGY MINERALS (8.3%)
          11,000  ConocoPhillips Co.                  955,130
           9,000  Murphy Oil Corp.                    724,050
          18,000  Occidental Petroleum Corp.        1,050,480
          21,500  Suncor Energy, Inc.                 761,100
          27,000  Valero Energy Corp.               1,225,800
          18,500  XTO Energy, Inc.                    654,530
                                                 -------------
                                                    5,371,090
                                                 -------------

---------------------------------------------------------------
        QUANTITY  NAME OF ISSUER           MARKET VALUE ($)(1)
---------------------------------------------------------------
     FINANCE (12.1%)
          17,962  American International Group,
                    Inc.                            1,179,565
          39,000  Citigroup, Inc.                   1,879,020
          17,500  Franklin Resources, Inc.          1,218,875
          13,000  J.P. Morgan Chase & Co.             507,130
          13,000  Prudential Financial, Inc.          714,480
          11,500  The Goldman Sachs Group, Inc.     1,196,460
          17,500  Wells Fargo Co.                   1,087,625
                                                 -------------
                                                    7,783,155
                                                 -------------
     HEALTH SERVICES (2.6%)
          19,000  UnitedHealth Group, Inc.          1,672,570
                                                 -------------

     HEALTH TECHNOLOGY (14.7%)
          23,900  Amgen, Inc. (3)                   1,533,185
           5,000  Biogen, Inc. (3)                    333,050
          16,500  Boston Scientific Corp. (3)         586,575
          48,550  Elan Corp., A.D.R. (3)            1,322,987
          13,800  Eli Lilly and Co.                   783,150
          18,500  Genentech, Inc. (3)               1,007,140
          22,000  Gilead Sciences, Inc. (3)           769,780
          12,150  Johnson & Johnson                   770,553
           9,700  Medtronic, Inc.                     481,799
          42,825  Pfizer, Inc.                      1,151,564
           4,000  Stryker Corp.                       193,000
          19,000  Teva Pharmaceutical, Ltd.,
                    A.D.R.                            567,340
                                                 -------------
                                                    9,500,123
                                                 -------------
     INDUSTRIAL SERVICES (1.9%)
           3,000  Nabors Industries, Ltd. (3)         153,870
           3,000  Noble Corp. (3)                     149,220
          13,300  Schlumberger, Ltd.                  890,435
                                                 -------------
                                                    1,193,525
                                                 -------------
     PRODUCER MANUFACTURING (8.4%)
           7,000  Caterpillar, Inc.                   682,570
          11,500  Danaher Corp.                       660,215
           8,000  Eaton Corp.                         578,880
          51,200  General Electric Co.              1,868,800
           8,500  ITT Industries, Inc.                717,825
          11,000  3M Co.                              902,770
                                                 -------------
                                                    5,411,060
                                                 -------------

---------------------------------------------------------------
        QUANTITY  NAME OF ISSUER           MARKET VALUE ($)(1)
---------------------------------------------------------------
     RETAIL TRADE (7.7%)
           6,550  Best Buy Co., Inc.                  389,201
           4,000  eBay, Inc. (3)                      465,120
          16,500  J.C. Penney Co., Inc.               683,100
          28,800  Lowe's Companies, Inc.            1,658,592
          33,500  Target Corp.                      1,739,655
                                                  ------------
                                                    4,935,668
                                                  ------------
     TECHNOLOGY SERVICES (10.2%)
           7,500  Adobe Systems, Inc.                 470,550
          14,800  Check Point Software Tech.,
                    Ltd. (3)                          364,524
          16,500  First Data Corp.                    701,910
          71,300  Microsoft Corp.                   1,904,423
          16,000  SAP AG                              707,360
          25,500  Symantec Corp. (3)                  656,880
          27,400  Veritas Software Corp. (3)          782,270
          27,000  Yahoo!, Inc. (3)                  1,017,360
                                                  ------------
                                                    6,605,277
                                                  ------------
     TRANSPORTATION (3.0%)
          16,000  Burlington Northern Sante
                    Fe Corp.                          756,960
          10,000  United Parcel Service, Inc.         854,600
           5,000  UTI Worldwide, Inc.                 340,100
                                                  ------------
                                                    1,951,660
                                                  ------------


Total common stocks                                63,700,122
     (cost: $53,084,023)                          ------------


SHORT-TERM SECURITIES (0.9%) (2)
         592,000  Sit Money Market Fund, 1.76% (4)    592,000
     (cost: $592,000)                             ------------


Total investments in securities
     (cost: $53,676,023) (5)                      $64,292,122
                                                  ------------


See accompanying notes to portfolios of investments on page 42.               21

SIT MID CAP GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund's six-month return was +8.21%, compared to +9.80% for the S&P 400 Index. The Russell Mid Cap Growth Index rose +9.01% during the period. For the 2004 calendar year, the Fund returned +17.02%, comparing favorably to the +16.48% for the S&P MidCap Index and +15.48% return for the Russell MidCap Growth Index.
   Once again, small- and mid-sized growth companies turned in strong absolute relative performance for both the six-month period and calendar year 2004. After a difficult third quarter of 2004, stocks surged ahead in the final two months of the year on the heels of a decisive election victory for President Bush and a welcomed decline in oil prices. Although the equity market has experienced two years of gains following the bear market bottom in 2002, we continue to see attractive investment opportunities in many sectors. For example, while technology stocks generally underperformed over the past year following the exceptional performance in 2003, we believe fundamentals continue to improve and valuations remain attractive. We also continue to have substantial commitments in energy, producer manufacturing, and transportation, as these areas are benefiting from improving global demand for commodities and a rebound in industrial activity. The Fund's heaviest sector weights are currently in electronic technology, health technology, technology services and finance.
   Relative to the Russell MidCap Growth Index (the Index) returns, key positives over the past six months included strong stock selection and a significant overweight in the technology services sector, along with good, strong performance from our holdings in the health services sector. Autodesk (+78% return) Wellchoice (+29%), and Symantec Corp. (+18%) were among the key winners in these sectors over the past six months. On the negative side, the Fund's holdings lagged the Index sector returns in the consumer services, consumer durables, and finance sectors.
   Looking ahead, we are encouraged by the recent improvement in investor sentiment and, perhaps more importantly, by the multitude of attractive long-term investment opportunities in mid-cap growth stocks. We appreciate shareholders' continued interest in the Fund.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value  12/31/04:     $11.07  Per Share
                               6/30/04:     $10.23  Per Share

                      Total Net Assets:     $211.5  Million

           Weighted Average Market Cap:     $9.1  Billion



--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                      Technology Services       19.0
                               Electronic
                               Technology       14.5
                        Health Technology       13.1
                                  Finance        7.6
                          Energy Minerals        7.1
                          Health Services        6.2
                             Retail Trade        6.0
                        Consumer Services        5.9
                                 Producer
                            Manufacturing        5.3
                             Sectors less
                                than 5.0%       14.0
                             Cash & Other
                               Net Assets        1.3

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                   SIT          S&P           RUSSELL
                 MID CAP       MIDCAP         MID CAP
               GROWTH FUND    400 INDEX    GROWTH INDEX
               -----------    ---------    ------------
3 Month**         14.72%        12.16%         13.95%
6 Month**          8.21          9.80           9.01
1 Year            17.02         16.48          15.48
5 Year            -7.56          9.54          -3.36
10 Year            8.96         16.10          11.23
Inception         13.76         16.63           n/a
  (9/2/82)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                   SIT           S&P          RUSSELL
                 MID CAP       MIDCAP         MID CAP
               GROWTH FUND    400 INDEX    GROWTH INDEX
               -----------    ---------    ------------
1 Year            17.02%        16.48%         15.48%
5 Year           -32.50         57.71         -15.69
10 Year          135.87        344.96         189.95
Inception       1683.32       3011.54           n/a
  (9/2/82)

*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/04 would have grown to $178,332 in the Fund, or $311,154 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                            o Elan Corp., A.D.R.
                            o TCF Financial Corp.
                            o WellChoice, Inc.
                            o Celgene Corp.
                            o Adobe Systems, Inc.
                            o Coach, Inc.
                            o XTO Energy, Inc.
                            o Caremark Rx, Inc.
                            o Juniper Networks, Inc.
                            o Autodesk, Inc.

                          Total Number of Holdings: 95

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

----------------------------------------------------------------
      QUANTITY   NAME OF ISSUER             MARKET VALUE ($)(1)
----------------------------------------------------------------
COMMON STOCKS (98.7%) (2)

   COMMERCIAL SERVICES (1.0%)
        46,000   ChoicePoint, Inc. (3)               2,115,540
                                                ---------------

   COMMUNICATIONS (4.0%)
       100,700   American Tower Corp. (3)            1,852,880
        34,350   Nextel Communications, Inc. (3)     1,030,500
       173,250   Nextel Partners, Inc. (3)           3,385,305
        73,250   Western Wireless Corp. (3)          2,146,225
                                                ---------------
                                                     8,414,910
                                                ---------------
   CONSUMER DURABLES (0.7%)
        17,300   Electronic Arts, Inc. (3)           1,067,064
        19,000   Scientific Games Corp. (3)            452,960
                                                ---------------
                                                     1,520,024
                                                ---------------

   CONSUMER NON-DURABLES (2.0%)
        75,000   Coach, Inc. (3)                     4,230,000
                                                ---------------

   CONSUMER SERVICES (5.9%)
        11,200   Aztar Corp. (3)                       391,104
        51,500   Education Management Corp. (3)      1,700,015
        39,900   Harrah's Entertainment, Inc.        2,668,911
       108,500   International Game Technology       3,730,230
        45,500   Royal Caribbean Cruises, Ltd.       2,477,020
        39,200   XM Satellite Radio Holdings,
                   Inc. (3)                          1,474,704
                                                ---------------
                                                    12,441,984
                                                ---------------
   ELECTRONIC TECHNOLOGY (14.5%)
        45,050   Analog Devices, Inc.                1,663,246
        20,850   Apple Computer, Inc. (3)            1,342,740
       115,500   ATI Technologies, Inc. (3)          2,239,545
        58,850   Broadcom Corp. (3)                  1,899,678
       130,000   Foundry Networks, Inc. (3)          1,710,800
       102,850   Jabil Circuit, Inc. (3)             2,630,903
       138,850   Juniper Networks, Inc. (3)          3,775,332
        33,500   KLA-Tencor Corp. (3)                1,560,430
        69,800   Lam Research Corp. (3)              2,017,918
        41,500   Lexmark International, Inc. (3)     3,527,500
        65,500   Marvell Technology Group, Ltd. (3)  2,323,285
        33,500   Network Appliance, Inc. (3)         1,112,870
       246,150   Sonus Networks, Inc. (3)            1,410,440
        17,150   Trimble Havigation, Ltd. (3)          566,636
        95,200   Xilinx, Inc.                        2,822,680
                                                ---------------
                                                    30,604,003
                                                ---------------

----------------------------------------------------------------
      QUANTITY   NAME OF ISSUER             MARKET VALUE ($)(1)
----------------------------------------------------------------
   ENERGY MINERALS (7.1%)
        59,100   Apache Corp.                        2,988,687
        35,500   Murphy Oil Corp.                    2,855,975
        48,500   Premcor, Inc. (3)                   2,045,245
        68,000   Valero Energy Corp.                 3,087,200
       112,812   XTO Energy, Inc.                    3,991,289
                                                ---------------
                                                    14,968,396
                                                ---------------
   FINANCE (7.6%)
        21,850   Ace, Ltd.                             934,087
        33,750   Legg Mason, Inc.                    2,472,525
        30,300   Lehman Brothers Holdings, Inc.      2,650,644
        88,416   New York Community Bancorp, Inc.    1,818,717
        46,350   T. Rowe Price Group, Inc.           2,882,970
       165,800   TCF Financial Corp.                 5,328,812
                                                ---------------
                                                    16,087,755
                                                ---------------
   HEALTH SERVICES (6.2%)
        98,350   Caremark Rx, Inc. (3)               3,877,940
        34,800   Laboratory Corp. (3)                1,733,736
        49,800   Stericycle, Inc. (3)                2,288,310
        98,100   WellChoice, Inc. (3)                5,238,540
                                                ---------------
                                                    13,138,526
                                                ---------------
   HEALTH TECHNOLOGY (13.1%)
        30,800   Alcon, Inc.                         2,482,480
        34,205   Biogen Idec, Inc. (3)               2,278,395
        58,000   Boston Scientific Corp. (3)         2,061,900
       163,000   Celgene Corp. (3)                   4,324,390
       277,250   Elan Corp., A.D.R. (3)              7,555,062
        98,500   Gilead Sciences, Inc. (3)           3,446,515
        13,000   OSI Pharmaceuticals, Inc. (3)         973,050
        61,600   Teva Pharmaceutical Industries,
                   A.D.R.                            1,839,376
        63,000   Varian Medical Systems, Inc. (3)    2,724,120
                                                ---------------
                                                    27,685,288
                                                ---------------
   INDUSTRIAL SERVICES (3.5%)
        35,000   BJ Services Co.                     1,628,900
        79,100   Chicago Bridge & Iron Co., A.D.R.   3,164,000
         9,250   Nabors Industries, Ltd. (3)           474,432
        40,750   Smith International, Inc. (3)       2,217,208
                                                ---------------
                                                     7,484,540
                                                ---------------
   PROCESS INDUSTRIES (0.0%)
         1,500   Cuno, Inc. (3)                         89,100
                                                ---------------

----------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
   PRODUCER MANUFACTURING (5.3%)
        58,500   AMETEK, Inc.                        2,086,695
        36,200   Danaher Corp.                       2,078,242
         9,500   DRS Technologies, Inc. (3)            405,745
        33,100   ITT Industries, Inc.                2,795,295
        15,700   Rockwell Automation, Inc.             777,935
       100,550   Thermo Electron Corp. (3)           3,035,605
                                                ---------------
                                                    11,179,517
                                                ---------------
   RETAIL TRADE (6.0%)
        28,050   Best Buy Co., Inc.                  1,666,731
        81,400   Chico's FAS, Inc. (3)               3,706,142
        25,850   Costco Wholesale Corp.              1,251,398
        39,600   Michael's Stores, Inc.              1,186,812
        64,000   PETsMART, Inc.                      2,273,920
        59,050   Staples, Inc.                       1,990,576
        22,000   TJX Companies, Inc.                   552,860
                                                ---------------
                                                    12,628,439
                                                ---------------
   TECHNOLOGY SERVICES (19.0%)
        68,590   Adobe Systems, Inc.                 4,303,337
        17,500   Affiliated Computer Services,
                   Inc. (3)                          1,053,325
        26,000   Alliance Data Systems Co. (3)       1,234,480
        80,000   Amdocs, Ltd. (3)                    2,100,000
        99,400   Autodesk, Inc.                      3,772,230
       104,450   BEA Systems, Inc. (3)                 925,427
       118,000   Business Objects, A.D.R. (3)        2,990,120
       100,100   Ceridian Corp. (3)                  1,829,828
       106,050   Check Point Software Tech.,
                   Ltd. (3)                          2,612,011
        57,550   Citrix Systems, Inc. (3)            1,411,701
        31,100   Cognizant Tech. Solutions Corp. (3) 1,316,463
        65,500   Cognos, Inc. (3)                    2,885,930
        54,062   Fiserv, Inc. (3)                    2,172,752
        62,800   McAfee, Inc. (3)                    1,816,804
        41,500   Mercury Interactive Corp. (3)       1,890,325
        31,550   NAVTEQ (3)                          1,462,658
        33,900   SunGard Data Systems, Inc. (3)        960,387
       101,000   Symantec Corp. (3)                  2,601,760
        27,600   VeriSign, Inc. (3)                    925,152
        70,100   Veritas Software Corp. (3)          2,001,355
                                                ---------------
                                                    40,266,045
                                                ---------------


----------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
   TRANSPORTATION (2.8%)
        29,850   C.H. Robinson Worldwide, Inc.       1,657,272
        57,500   Expeditors Intl. of Washington,
                   Inc.                              3,213,100
        65,500   Southwest Airlines Co.              1,066,340
                                                ---------------
                                                     5,936,712
                                                ---------------


Total common stocks                                208,790,779
   (cost: $153,635,250)                         ---------------


SHORT-TERM SECURITIES (1.2%) (2)
     2,551,000   Sit Money Market Fund, 1.76% (4)    2,551,000
   (cost: $2,551,000)                           ---------------


Total investments in securities
   (cost: $156,186,250) (5)                       $211,341,779
                                                ===============






See accompanying notes to portfolios of investments on page 42.               25

SIT INTERNATIONAL GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
ROGER J. SIT, SENIOR PORTFOLIO MANAGER

   The Sit International Growth Fund returned +12.57% for the last half of 2004 compared with +15.00% for the MSCI EAFE Index. The Fund's holdings in the United Kingdom (stock selection) and India (overweight) caused the Fund to lag its Index for the period. Additionally, the Fund's currency exposure (underweight in euro denominated assets and overweight in dollar-pegged assets) negatively impacted relative performance. Excellent results from Canada and Israel (stock selection and overweight) partially offset the relative underperformance.
   The Fund had a weighting of 50.0% in Europe at year-end versus 67.5% for the Index. Even though reform measures are gradually taking hold and European economies are experiencing modest improvement, we continue to see more attractive opportunities in Asia ex-Japan and select non-Index countries. Within Europe, we are shifting to higher-quality companies with high, consistent and conservative growth prospects and solid fundamentals. We increased our exposure to telecom by purchasing a new position in Deutsche Telekom and increasing our position in Vodafone. We also increased our healthcare weight through Sanofi-Aventis, Roche and Synthes.
   In Japan, our weight decreased to 18.1% versus 21.9% for the Index. We look to maintain a balanced growth portfolio of globally dominant companies, conservative growth companies and Japan restructuring participants. We have added to consumer companies such as Asahi Breweries, Ito-En (tea), Ito-Yokado (retailing) and Kao Corp (healthcare products). We also took an initial position in Nippon Oil to take advantage of record high refining margins.
   Our weighting in Asia ex-Japan was 19.8% and continues to be nearly twice the Index weight of 10.6%. We increased our exposure to material companies (BHP Billiton and Rio Tinto) that will benefit from China's continued demand for oil and basic materials. As has been the case for the past year, we purchased new positions in real estate stocks (Suntec REIT and Hysan Development), as they will benefit from rising office and retail demand.
   The Fund increased its weight in Canada to 7.8% versus 0.0% for the Index. We have added to globally, economy sensitive stocks with superior fundamentals such as Four Seasons Hotels, Research in Motion and Shoppers Drug Mart.


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value  12/31/04:     $12.62  Per Share
                               6/30/04:     $11.24  Per Share

                      Total Net Assets:     $34.9  Million

           Weighted Average Market Cap:     $53.3  Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY REGION
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  SIT INT'L       Morgan Stanley
                                 GROWTH FUND       EAFE Index

         Europe                      50.0              67.5

         Asia                        37.9              32.5

         Other                       11.9               0.0

         Cash & Other Net Assets      0.2               0.0

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                    SIT      MORGAN STANLEY    LIPPER
               INTERNATIONAL  CAPITAL INT'L     INT'L
                GROWTH FUND    EAFE INDEX       INDEX
               ------------- --------------    -------
3 Month**         14.09%          15.32%        14.39%
6 Month**         12.57           15.00         14.19
1 Year            12.97           20.25         18.59
5 Year           -12.97           -1.13         -0.89
10 Year            1.25            5.62          7.20
Inception          4.30            6.07          7.89
  (11/1/91)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                    SIT      MORGAN STANLEY    LIPPER
               INTERNATIONAL  CAPITAL INT'L     INT'L
                GROWTH FUND    EAFE INDEX       INDEX
               ------------- --------------    -------
1 Year            12.97%          20.25%        18.59%
5 Year           -50.07           -5.55         -4.38
10 Year           13.22           72.73        100.47
Inception         74.21          117.29        172.20
  (11/1/91)

*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/04 would have grown to $17,421 in the Fund, or $21,729 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                 Finance    22.8
                          Communications    11.6
                                  Health
                              Technology    10.8
                                Consumer
                            Non-Durables     8.9
                         Energy Minerals     8.1
                                Consumer
                                Services     7.3
                            Retail Trade     6.3
                              Electronic
                              Technology     5.7
                            Sectors less
                               than 5.0%    18.3
                            Cash & Other
                              Net Assets     0.2

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                           o Vodafone Group, p.l.c.
                           o BHP Billiton, Ltd.
                           o Tesco, p.l.c.
                           o Elan Corp., A.D.R.
                           o Telefonica SA
                           o UBS, A.G.
                           o Royal Bank of Scotland
                           o Sumitomo Financial Group
                           o Rio Tinto, A.D.R.
                           o Novartis, A.G.

                          Total Number of Holdings: 97

---------------------------------------------------------------------------
      QUANTITY NAME OF ISSUER                          MARKET VALUE ($)(1)
---------------------------------------------------------------------------
COMMON STOCKS (98.5%) (2)
   AFRICA/ MIDDLE EAST (1.9%)
    ISRAEL (1.9%)
        17,200 Amdocs, Ltd., A.D.R. (Tech. Services) (3)          451,500
         6,300 Teva Pharmaceutical, A.D.R. (Health Tech.)         188,118
                                                           ---------------
                                                                  639,618
                                                           ---------------
   ASIA (36.6%)
    AUSTRALIA (7.2%)
        20,568 Australia and New Zealand Banking
                Group (Finance)                                   331,978
        68,648 BHP Billiton, Ltd. (Non-Energy Minerals)           825,495
        28,800 News Corp., Ltd., A.D.R. (Consumer Svcs.)          537,408
         5,400 Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)    643,734
        12,000 Westpac Banking Corp. (Finance)                    183,339
                                                           ---------------
                                                                2,521,954
                                                           ---------------
    HONG KONG / CHINA (7.0%)
       102,300 Hongkong Land Holdings, Ltd. (Finance)             271,095
        36,200 HSBC Holdings, p.l.c. (Finance)                    619,424
        82,000 Hysan Development Co. (Finance)                    172,488
       160,000 Li & Fung, Ltd. (Retail Trade)                     269,662
       434,000 Petrochina Co., Ltd.   (Energy Minerals)           231,721
        40,600 Sun Hung Kai Properties, Ltd. (Finance)            406,120
       133,000 Techtronic Industries Co., Ltd.
                (Consumer Durables)                               290,034
       178,000 Tsingtao Brewing Co., Ltd. (Consumer Non-
                Durables)                                         179,770
                                                           ---------------
                                                                2,440,314
                                                           ---------------
    INDIA (0.7%)
        11,500 ICICI Bank, A.D.R. (Finance)                       231,725
                                                           ---------------

------------------------------------------------------------------------
     QUANTITY   NAME OF ISSUER                      MARKET VALUE ($)(1)
------------------------------------------------------------------------
    JAPAN (18.1%)
        4,300   AFLAC, Inc., A.D.R. (Finance)                  171,312
       36,200   Asahi Breweries (Consumer Non-Durables)        448,305
        8,000   Canon, Inc. (Electronic Technology)            431,736
           65   East Japan Railway (Transportation)            361,569
        5,600   Honda Motor Co., Ltd. (Producer Mfg.)          290,192
        2,500   Hitachi, Ltd. (Electronic Technology)          173,575
        7,100   Ito En, Ltd. (Consumer Non Durables)           368,615
        6,000   Ito-Yokado Co. (Retail)                        251,781
       11,000   Kao Corp. (Consumer Non-Durables)              281,253
           45   Mitsubishi Tokyo Financial Group, Inc.
                 (Finance)                                     456,719
       76,000   Nippon Oil Corp. (Energy Minerals)             487,284
        4,000   NITTO DENKO Corp. (Producer Manufacturing)     219,381
       20,000   Nomura Holdings, Inc. (Finance)                291,598
          192   NTT DoCoMo, Inc. (Communications)              354,133
        3,500   Softbank Corp. (Technology Services)           170,440
           93   Sumitomo Mitsui Financial Group, Inc.
                 (Finance)                                     676,149
        8,500   Takeda Pharmaceutical Co. (Health Tech.)       428,028
           29   UFJ Holdings, Inc. (Finance)                   175,749
        6,200   Yamada Denki Co. (Consumer Durables)           265,619
                                                          -------------
                                                             6,303,438
                                                          -------------

    SINGAPORE (2.0%)
       43,446   DBS Group Holdings, Ltd. (Finance)             428,498
       20,000   Flextronics Intl. (Electronic Tech.) (3)       276,400
        2,000   Suntec (Finance) (3)                             1,360
                                                          -------------
                                                               706,258
                                                          -------------
    SOUTH KOREA (0.5%)
       17,523   Industrial Bank of Korea, G.D.R. (Finance)     122,661
          750   Samsung Electronics Co., G.D.R.
                 (Electronic Technology)                       163,193
                                                          -------------
                                                               285,854
                                                          -------------
    THAILAND (1.1%)
      134,000   Advanced Info Services (Communications)        369,061
                                                          -------------

   EUROPE (50.0%)
    FINLAND (0.7%)
       15,050   Nokia Corp., A.D.R. (Electronic Tech.)         235,834
                                                          -------------

    FRANCE (7.5%)
       15,386   AXA (Finance)                                  380,206
        8,000   Business Objects, A.D.R. (Tech. Svcs.) (3)     202,720
        3,472   Danone (Consumer Non-Durables)                 320,678
        7,208   Sanofi-Aventis (Health Technology) (3)         576,091
        5,600   Schlumberger, Ltd. (Industrial Svcs.)          374,920
        2,403   Total, S.A. (Energy Minerals)                  524,891
        6,437   Veolia Environment (Utilities)                 232,999
                                                          -------------
                                                             2,612,505
                                                          -------------

---------------------------------------------------------------------------
      QUANTITY  NAME OF ISSUER                          MARKET VALUE ($)(1)
---------------------------------------------------------------------------
    GERMANY (4.3%)
        21,500  Deutsche Telekom, A.D.R. (Communications)         487,620
         2,525  Muenchener Rueckver (Finance)                     309,885
         2,723  SAP AG (Technology Services)                      485,602
         2,558  Siemens AG (Technology Services)                  216,893
                                                           ---------------
                                                                1,500,000
                                                           ---------------
    GREECE (1.2%)
        13,000  Top Tankers, Inc. (Transportation) (3)            211,250
         6,000  Tsakos Energy Navigation, Ltd., A.D.R.
                 (Transportation)                                 214,740
                                                           ---------------
                                                                  425,990
                                                           ---------------
    IRELAND (2.2%)
        27,500  Elan Corp., A.D.R. (Health Technology) (3)        749,375
                                                           ---------------

    ITALY (2.2%)
        66,957  Telecom Italia (Saving) (Communications)          273,944
        39,540  Telecom Italia (Ord.) (Communications)            128,450
        47,750  Telecom Italia Mobile (Communications)            356,973
                                                           ---------------
                                                                  759,367
                                                           ---------------
    NETHERLANDS (3.3%)
        12,500  ASML Holding N.V., A.D.R.
                 (Electronic Technology) (3)                      198,875
        18,210  ING Groep N.V. (Finance)                          550,978
         7,185  Koninklijke (Royal) Philips Electronics N.V.
                 (Electronic Technology)                          190,539
         3,500  Royal Dutch Petroleum, A.D.R.
                 (Energy Minerals)                                200,830
                                                           ---------------
                                                                1,141,222
                                                           ---------------
    SPAIN (2.1%)
        38,100  Telefonica, S.A. (Communications)                 717,774
                                                           ---------------

    SWEDEN (1.1%)
        12,500  Ericsson, A.D.R. (Electronic Tech.) (3)           393,625
                                                           ---------------

    SWITZERLAND (9.4%)
        10,234  Credit Suisse Group (Finance)                     430,204
         2,358  Nestle, S.A. (Consumer Non-Durables)              616,925
        12,586  Novartis, A.G. (Health Technology)                634,226
         4,717  Roche Holdings, A.G. (Health Tech.)               543,009
         2,987  Synthes, Inc. (Health Technology)                 334,924
         8,500  UBS, A.G. (Finance)                               712,756
                                                           ---------------
                                                                3,272,044
                                                           ---------------
    UNITED KINGDOM (16.0%)
         5,600  BP p.l.c., A.D.R. (Energy Minerals)               327,040
        28,790  Barclays, p.l.c. (Finance)                        323,905
        50,056  Burberry Group, p.l.c. (Retail Trade)             385,371
        13,914  Cairn Energy, p.l.c. (Energy Minerals) (3)        291,177
        16,666  Diageo, p.l.c. (Consumer Non-Durables)            237,738

---------------------------------------------------------------------------
      QUANTITY  NAME OF ISSUER                          MARKET VALUE ($)(1)
---------------------------------------------------------------------------
        6,500   GlaxoSmithkline, A.D.R. (Health Tech.)            308,035
       40,486   Hilton Group, p.l.c. (Consumer Services)          221,139
        9,488   Reckitt Benckiser, p.l.c. (Cons. Non-Durables)    286,720
       21,115   Royal Bank of Scotland (Finance)                  710,238
      124,762   Tesco, p.l.c. (Retail Trade)                      770,690
       38,380   Unilever, p.l.c. (Consumer Non-Durables)          376,903
      339,846   Vodafone Group, p.l.c. (Communications)           921,615
       37,200   WPP Group p.l.c. (Consumer Services)              409,239
                                                           ---------------
                                                                5,569,810
                                                           ---------------
   LATIN AMERICA (2.2%)
    MEXICO (2.2%)
        9,000   NII Holdings, Inc. (Communications) (3)           427,050
       97,130   Wal-Mart de Mexico (Retail Trade)                 333,729
                                                           ---------------
                                                                  760,779
                                                           ---------------
   NORTH AMERICA (7.8%)
    CANADA (7.8%)
        8,500   Cognos, Inc. (Technology Services) (3)            374,510
        4,500   EnCana Corp. (Energy Minerals)                    256,896
        5,300   Four Seasons Hotels, Inc. (Consumer Svcs.)        433,487
       12,500   Great Canadian Gaming Corp. (Consumer
                  Services) (3)                                   474,795
        5,500   Precision Drilling Corp. (Industrial Svcs.) (3)   345,400
        1,500   Research In Motion, Ltd. (Electronic Tech.) (3)   123,630
        6,050   Shoppers Drug Mart Corp. (Retail) (3)             188,193
        8,000   Suncor Energy, Inc. (Energy Minerals)             283,200
        9,000   Talisman Energy, Inc. (Energy Minerals)           242,640
                                                           ---------------
                                                                2,722,751
                                                           ---------------

Total common stocks                                            34,359,298
    (cost: $28,419,233)                                    ---------------


CLOSED-END MUTUAL FUND (1.3%) (2)
       15,500   India Fund (Consumer Services)                    459,420
    (cost: $277,184)                                       ---------------


SHORT TERM SECURITIES (0.2%) (2)
       71,000   Sit Money Market Fund, 1.76% (4)                   71,000
    (cost: $71,000)                                        ---------------

Total investments in securities
    (cost: $28,767,417) (5)                                   $34,889,718
                                                           ===============


See accompanying notes to portfolios of investments on page 42.               29

SIT SMALL CAP GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned +5.69% over the past six months. This compares to the six-month return of +10.83% for the Russell 2000 Index, while the Russell 2000 Growth Index rose +8.15% over the period.
   The equity markets capped what had been a frustrating first ten months of the year with a strong rally in the final two months of 2004. Although the decisive outcome of the national election was the primary catalyst for the rally, market fundamentals clearly played a role. Oil prices retreating from their highs, the economy continuing to expand at a solid pace with minimal signs of inflation, and the long awaited pickup in mergers and acquisition activity were also key factors. While equity valuations appear reasonable based on our 2005 forecast for slowly rising interest rates and solid corporate earnings growth, we believe small cap stocks have potential to outperform once again, given the positive investor sentiment and strong fundamentals within many sectors.
   While the Fund posted solid absolute returns during the second half of 2004, its relative returns (to the Russell 2000 Growth Index) were negatively impacted by our holdings in health services, electronic technology and finance. On a positive note, the strategic decision to overweight the energy sector continued to pay off over the past six months, with strong stock selection in the group further enhancing returns. Good stock selection in technology services and transportation also helped relative returns over the period.
   Although the Fund's largest sector weights remain electronic technology, health technology and technology services, the commitment to these areas is somewhat below that of June 30, 2004. In light of attractive valuations and improving cyclical fundamentals in the industrial economy, we have allocated more of the portfolio in recent months to the energy, producer manufacturing, and transportation sectors.
   We strongly believe that the Fund is positioned well to benefit from the continued positive investor sentiment for small cap stocks and the attractive investment environment for growth stock investing that we foresee in the year ahead.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value  12/31/04:     $26.73  Per Share
                               6/30/04:     $25.29  Per Share

                      Total Net Assets:     $192.4  Million

           Weighted Average Market Cap:     $2.4  Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
--------------------------------------------------------------------------------

                        Electronic Technology     15.9
                            Health Technology     14.4
                          Technology Services     11.2
                              Energy Minerals      9.6
                                      Finance      7.4
                                     Producer
                                Manufacturing      6.3
                                 Retail Trade      6.3
                       Sectors less than 5.0%     28.1
                                 Cash & Other
                                   Net Assets      0.8

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                 SIT                         RUSSELL
              SMALL CAP    RUSSELL 2000       2000
             GROWTH FUND       INDEX      GROWTH INDEX
             -----------   ------------   ------------
3 Month**       12.59%         14.10%         15.07%
6 Month**        5.69          10.83           8.15
1 Year           6.79          18.33          14.31
5 Year          -4.15           6.61          -3.58
10 Year         12.48          11.54           7.11
Inception       13.00          11.42           7.59
  (7/1/94)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                 SIT                         RUSSELL
              SMALL CAP    RUSSELL 2000       2000
             GROWTH FUND       INDEX       GROWTH INDEX
             -----------   ------------   ------------
1 Year           6.79%         18.33%         14.31%
5 Year         -19.10          37.71         -16.65
10 Year        224.07         197.96          98.83
Inception      261.56         211.69         115.77
  (7/1/94)

*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/04 would have grown to $36,156 in the Fund, or $31,169 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                         o Quicksilver Resources, Inc.
                         o Biosite, Inc.
                         o Juniper Networks, Inc.
                         o Kronos, Inc.
                         o C.H. Robinson Worldwide, Inc.
                         o Equitable Resources, Inc.
                         o Coach, Inc.
                         o Southwestern Energy Co.
                         o Cuno, Inc.
                         o Chico's FAS, Inc.

                          Total Number of Holdings: 99

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
COMMON STOCKS (99.2%) (2)

  COMMERCIAL SERVICES (3.3%)
        47,700  Getty Images, Inc. (3)               3,284,145
        11,500  Portfolio Recovery Assoc. (3)          474,030
       142,700  SkillSoft, A.D.R. (3)                  806,255
        32,500  Zebra Technologies Corp. (3)         1,829,100
                                                 --------------
                                                     6,393,530
                                                 --------------
  COMMUNICATIONS (3.0%)
        46,750  Alamosa Hldgs., Inc. (3)               582,972
        55,250  NII Holdings, Inc. (3)               2,621,613
        26,350  Spectrasite, Inc. (3)                1,525,665
        65,800  Ubiquitel, Inc. (3)                    468,496
       109,700  US Unwired, Inc. (3)                   526,560
                                                 --------------
                                                     5,725,306
                                                 --------------

  CONSUMER DURABLES (2.5%)
        29,900  Polaris Industries, Inc.             2,033,798
        58,400  Scientific Games Corp. (3)           1,392,256
        40,500  WMS Industries, Inc. (3)             1,358,370
                                                 --------------
                                                     4,784,424
                                                 --------------
  CONSUMER NON-DURABLES (2.0%)
        68,250  Coach, Inc. (3)                      3,849,300
                                                 --------------

  CONSUMER SERVICES (1.5%)
        45,000  Aztar Corp. (3)                      1,571,400
        67,000  Corinthian Colleges, Inc. (3)        1,262,615
                                                 --------------
                                                     2,834,015
                                                 --------------
  ELECTRONIC TECHNOLOGY (15.9%)
        60,600  Cognex Corp.                         1,690,740
       188,500  Cray, Inc. (3)                         878,410
        78,700  Cymer, Inc. (3)                      2,324,798
       139,500  Foundry Networks, Inc. (3)           1,835,820
       105,460  Intersil Corp.                       1,765,400
       164,061  Juniper Networks, Inc. (3)           4,460,819
        84,625  Kronos, Inc. (3)                     4,326,876
        53,200  OmniVision Technologies, Inc. (3)      976,220
        52,800  Plantronics, Inc. (3)                2,189,616
        17,500  Silicon Image, Inc. (3)                288,050
        71,200  Silicon Laboratories, Inc. (3)       2,514,072
        29,400  Skyworks Solutions, Inc. (3)           277,242
        49,175  Synaptics, Inc. (3)                  1,503,772
       243,050  Sonus Networks, Inc. (3)             1,392,677
        49,400  Trimble Navigation, Ltd. (3)         1,632,176
        69,800  Varian Semiconductor Equip.
                  Associates, Inc. (3)               2,572,130
                                                 --------------
                                                    30,628,818
                                                 --------------

----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
  ENERGY MINERALS (9.6%)
        97,850  Carrizo Oil & Gas, Inc. (3)          1,105,705
       112,450  Frontier Oil Corp.                   2,997,917
       755,575  Gasco Energy, Inc. (3)               3,218,749
       155,100  Quicksilver Resources, Inc. (3)      5,704,578
        73,300  Southwestern Energy Co. (3)          3,715,577
        47,000  Spinnaker Exploration Co. (3)        1,648,290
                                                 --------------
                                                    18,390,816
                                                 --------------
  FINANCE (7.4%)
        33,275  Affiliated Managers Group, Inc. (3)  2,254,048
        50,300  National Financial Partners Corp.    1,951,640
       145,436  New York Community Bancorp, Inc.     2,991,619
        68,000  Platinum Underwriters Holdings, Ltd. 2,114,800
        57,770  UCBH Holdings, Inc.                  2,647,021
        39,350  Wintrust Financial Corp.             2,241,376
                                                 --------------
                                                    14,200,504
                                                 --------------
  HEALTH SERVICES (2.0%)
        23,500  Covance, Inc. (3)                      910,625
        44,350  Stericycle, Inc. (3)                 2,037,883
        45,500  VCA Antech, Inc. (3)                   891,800
                                                 --------------
                                                     3,840,308
                                                 --------------

  HEALTH TECHNOLOGY (14.4%)
        43,500  Amylin Pharmaceuticals, Inc. (3)     1,016,160
        79,700  Biosite, Inc. (3)                    4,904,738
       131,100  Celgene Corp. (3)                    3,478,083
        44,500  Connetics Corp. (3)                  1,080,905
       210,850  CryoLife, Inc. (3)                   1,490,709
        42,750  Dendreon Corp. (3)                     460,845
       317,670  Encore Medical Corp. (3)             2,156,979
        64,650  Given Imaging, Ltd. (3)              2,321,582
        23,500  Invitrogen Corp. (3)                 1,577,555
       106,900  Kyphon, Inc. (3)                     2,753,744
        19,450  Neurocrine Biosciences, Inc. (3)       958,885
        58,000  NuVasive, Inc. (3)                     594,500
       162,700  Sangamo BioSciences, Inc. (3)          976,200
        61,750  Telik, Inc. (3)                      1,181,895
        94,400  Wright Medical Group, Inc. (3)       2,690,400
                                                 --------------
                                                    27,643,180
                                                 --------------
  INDUSTRIAL SERVICES (3.7%)
        29,300  CARBO Ceramics, Inc.                 2,021,700
        80,500  Chicago Bridge & Iron Co.            3,220,000
        45,600  Core Laboratories N.V. (3)           1,064,760
        28,000  FMC Technologies, Inc. (3)             901,600
                                                 --------------
                                                     7,208,060
                                                 --------------

----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
  PROCESS INDUSTRIES (3.5%)
        61,250  Cuno, Inc. (3)                       3,638,250
        33,950  Dionex Corp. (3)                     1,923,946
        23,700  Millipore Corp. (3)                  1,180,497
                                                 --------------
                                                     6,742,693
                                                 --------------
  PRODUCER MANUFACTURING (6.3%)
        54,200  AMETEK, Inc.                         1,933,314
        17,100  DRS Technologies, Inc. (3)             730,341
        50,600  IDEX Corp.                           2,049,300
        75,500  Joy Global, Inc.                     3,278,965
        70,050  Kaydon Corp.                         2,313,051
        30,800  Roper Industries, Inc.               1,871,716
                                                 --------------
                                                    12,176,687
                                                 --------------
  RETAIL TRADE (6.3%)
        56,000  Advance Auto Parts, Inc. (3)         2,446,080
        42,000  Aeropostale, Inc. (3)                1,236,060
        17,400  Cabela's Inc. (3)                      395,676
        77,750  Chico's FAS, Inc. (3)                3,539,957
        38,500  Coldwater Creek, Inc. (3)            1,188,495
         5,750  Guitar Center Mgmt., Inc. (3)          302,968
        75,200  PETCO Animal Supplies, Inc. (3)      2,968,896
                                                 --------------
                                                    12,078,132
                                                 --------------
  TECHNOLOGY SERVICES (11.2%)
        67,000  Altiris, Inc. (3)                    2,373,810
       127,550  Business Objects S.A., A.D.R. (3)    3,232,117
        28,300  CACI International, Inc. (3)         1,928,079
        99,200  Citrix Systems, Inc. (3)             2,433,376
        15,500  Hyperion Solutions, Inc. (3)           722,610
       227,350  Informatica Corp. (3)                1,846,082
        37,500  InfoSpace, Inc. (3)                  1,783,125
        50,700  Mercury Interactive Corp. (3)        2,309,385
        18,000  Navigant Consulting, Inc. (3)          478,800
       112,800  Quest Software, Inc. (3)             1,799,160
        73,450  SS&C Technologies, Inc.              1,516,743
        17,450  Websense, Inc. (3)                     885,064
        66,100  Zix Corp. (3)                          340,415
                                                 --------------
                                                    21,648,766
                                                 --------------
  TRANSPORTATION (4.6%)
        77,350  C.H. Robinson Worldwide, Inc.        4,294,472
        32,550  Tsakos Energy Navigation, Ltd.       1,164,965
        48,700  UTI Worldwide, Inc.                  3,312,574
                                                 --------------
                                                     8,772,011
                                                 --------------


----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
UTILITIES (2.0%)
        64,100  Equitable Resources, Inc.            3,888,306
                                                 --------------

Total common stocks
    (cost: $151,394,804)                           190,804,856
                                                 --------------

SHORT-TERM SECURITIES (0.8%) (2)
     1,632,000  Sit Money Market Fund, 1.76% (4)     1,632,000
    (cost: $1,632,000)                           --------------


Total investments in securities
    (cost: $153,026,804) (5)                      $192,436,856
                                                 ==============



See accompanying notes to portfolios of investments on page 42.               33

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned +1.50% over the last six months, compared to a +7.19% return for the S&P 500 Index and a +5.93% return for the Pacific Stock Exchange (PSE) Technology 100 Index.
   Following the strong performance of 2003, science and technology stocks posted more modest returns in 2004. While fundamentals for most technology-related industries continued to improve though the year, investor preference for more conservative stocks took hold as concerns mounted over the presidential election, interest rates, Iraq, and terrorism. Investor sentiment on science and technology stocks improved markedly with the year-end market rally, and we believe several fundamental factors support a positive outlook for 2005. First, recent trends and surveys related to capital spending continue to support slow and steady growth of business outlays, including technology-related investments. Second, balance sheets for most technology companies have never been as strong, therefore increasing the potential for share repurchases, dividends, and merger and acquisition activity. And finally, with earnings growth generally exceeding price gains for many technology stocks over the past twelve months, valuations for companies held in the Fund remain attractive based on our expectations for solid earnings growth in 2005. Software, storage, network security, biotechnology and medical devices are among the areas of investment focus within the Fund.
   Although the Fund participated in the market run up in the final two months of 2004, results for the full six-month period trailed the PSE Technology 100 Index. Relative to the Index return, the Fund's electronic technology sector negatively impacted returns, largely due to our holding in Broadcom Corp. (which fell -31%) and an underweight in shares of Apple Computer, which rose +98% during the second half of the year. On a positive note, the Fund's technology services sector outperformed during the period, led by strong performance from Autodesk (+77%), NAVTEQ Corp. (+83%) and Cognos (+22%).
   The Fund continues to be well diversified and our research team remains focused on identifying the most attractive cyclical and secular growth opportunities in the science and technology sectors.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value 12/31/04:      $10.17  Per Share
                              6/30/04:      $10.02  Per Share

                     Total Net Assets:      $17.4  Million

          Weighted Average Market Cap:      $29.0  Billion


--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                        Electronic Technology   33.6
                          Technology Services   31.2
                            Health Technology   29.0
                       Sectors less than 5.0%    4.0
                                 Cash & Other
                                   Net Assets    2.2

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                  SIT
               SCIENCE AND
               TECHNOLOGY             S&P
               GROWTH FUND         500 INDEX
               -----------         ---------
3 Month**         13.00%              9.23%
6 Month**          1.50               7.19
1 Year             7.39              10.88
3 Years           -5.81               3.59
5 Years          -16.42              -2.30
Inception          0.69               4.76
  (12/31/97)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                  SIT
               SCIENCE AND
               TECHNOLOGY             S&P
               GROWTH FUND         500 INDEX
               -----------         ---------
1 Year             7.39%             10.88%
3 Years          -16.43              11.15
5 Years          -59.22             -10.98
Inception          4.97              38.54
  (12/31/97)


*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S & P 500 INDEX.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/04 would have grown to $10,497 in the Fund or grown to $13,854 in the S&P 500 Index.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                            o Elan Corp., A.D.R.
                            o Juniper Networks, Inc.
                            o Autodesk, Inc.
                            o Adobe Systems, Inc.
                            o Amgen, Inc.
                            o Yahoo!, Inc.
                            o Veritas Software Corp.
                            o Ebay, Inc.
                            o Symantec Corp.
                            o Qualcomm, Inc.

                          Total Number of Holdings: 62

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
COMMON STOCKS (100.2%) (2)

   ELECTRONIC TECHNOLOGY (33.6%)
         6,800  Agilent Technologies, Inc. (3)        163,880
         7,800  Analog Devices, Inc.                  287,976
         3,800  Apple Computer, Inc. (3)              244,720
         9,000  Broadcom Corp. (3)                    290,520
        21,000  Cisco Systems, Inc. (3)               405,300
         6,400  Cognex Corp.                          178,560
         8,000  Dell Computer Corp. (3)               337,120
        20,300  EMC Corp. (3)                         301,861
        14,800  Foundry Networks, Inc. (3)            194,768
        11,200  Intel Corp.                           261,968
         7,000  Intervoice, Inc. (3)                   93,450
        30,617  Juniper Networks, Inc. (3)            832,476
         9,200  Lam Research Corp. (3)                265,972
         6,800  Network Appliance, Inc. (3)           225,896
         9,600  Qualcomm, Inc.                        407,040
         2,000  Portalplayer, Inc. (3)                 49,360
         2,000  Research In Motion, Ltd. (3)          164,840
        11,200  Rimage Corp. (3)                      179,872
        40,200  Sonus Networks, Inc. (3)              230,346
         5,800  Synaptics, Inc. (3)                   177,364
         8,000  Tekelec                               163,520
         5,000  Tessera Technologies, Inc. (3)        186,050
         6,800  Xilinx, Inc.                          201,620
                                                --------------
                                                    5,844,479
                                                --------------
   HEALTH TECHNOLOGY (29.0%)
         7,200  Amgen, Inc. (3)                       461,880
         6,000  Biogen Idec, Inc. (3)                 399,660
         4,200  Biomet, Inc.                          182,238
         8,000  Boston Scientific Corp. (3)           284,400
         4,600  Connetics Corp. (3)                   111,734
         2,000  Cyberonics, Inc. (3)                   41,440
        37,000  Elan Corp., A.D.R (3)               1,008,250
         3,400  Eyetech Pharmaceuticals, Inc. (3)     154,700
         7,000  Genentech, Inc. (3)                   381,080
         8,000  Gilead Sciences, Inc. (3)             279,920
         8,600  Given Imaging, Ltd. (3)               308,826
        13,800  Kyphon, Inc. (3)                      355,488

----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER              MARKET VALUE ($)(1)
----------------------------------------------------------------
         6,800  Medimmune, Inc. (3)                   184,348
         4,600  Medtronic, Inc.                       228,482
        17,400  NuVasive, Inc. (3)                    178,350
         8,200  St. Jude Medical, Inc. (3)            343,826
        15,000  Tercica, Inc. (3)                     150,150
                                                --------------
                                                    5,054,772
                                                --------------
   PRODUCER MANUFACTURING (4.0%)
         5,600  Harris Corp.                          346,024
        11,400  Thermo Electron Corp. (3)             344,166
                                                --------------
                                                      690,190
                                                --------------
   RETAIL TRADE (2.4%)
         3,600  eBay, Inc. (3)                        418,608
                                                --------------

   TECHNOLOGY SERVICES (31.2%)
         7,600  Adobe Systems, Inc.                   476,824
         7,400  Amdocs, Ltd. (3)                      194,250
        13,200  Autodesk, Inc.                        500,940
        12,200  Business Objects, A.D.R. (3)          309,148
         6,000  Check Point Software Technology (3)   147,780
         8,200  Cognos, Inc. (3)                      361,292
         5,500  First Data Corp.                      233,970
         1,800  Google, Inc. (3)                      347,580
         7,800  McAfee, Inc. (3)                      225,654
         6,900  Mercury Interactive Corp. (3)         314,295
         9,000  Microsoft Corp.                       240,390
         3,600  NAVTEQ (3)                            166,896
         8,600  Oracle Corp. (3)                      117,992
         7,800  SAP, A.D.R.                           344,838
        16,000  Symantec Corp. (3)                    412,160
        15,800  Veritas Software Corp. (3)            451,090
        12,000  Yahoo!, Inc. (3)                      452,160
        25,000  Zix Corp.                             128,750
                                                --------------
                                                    5,426,009
                                                --------------

Total common stocks                                17,434,058
   (cost:  $14,328,441)                         --------------


SHORT-TERM SECURITIES (0.0%) (2)
         1,000  Sit Money Market Fund, 1.76% (4)        1,000
   (cost:  $1,000)                              --------------


Total investments in securities
   (cost:  $14,329,441)                           $17,435,058
                                                --------------


36               See accompanying notes to portfolios of investments on page 42.

                  This page has been left blank intentionally.

SIT DEVELOPING MARKETS GROWTH FUND
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS
EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit Developing Markets Growth Fund returned +21.60% for six months ended December 31, 2004 compared with +25.44% for the MSCI Emerging Markets Index. The Fund's Russian energy holdings drove most of the relative underperformance due to stock selection along with the Fund's limited Brazilian currency exposure. The Fund's holdings in Romania, Mexico and Thailand performed very well, but only partially offset this underperformance.
   In Asia, the Fund had a weighting of 64.4% versus 54.0% for the Index. It appears that China has engineered a soft landing with GDP growth estimated to be in the mid-single digits in 2005 and that the speculated Renminbi revaluation will have a smaller impact on the economy than initially anticipated. The Fund increased its positions in Rio Tinto and Thai Oil, as China continues to demand more oil and basic materials. The Fund also increased its position in Tsingtao Brewery due to the strong Chinese consumer. Finally, the Fund purchased a new position in the Singapore telecom company, Starhub, based on its stellar growth prospects.
   The Fund increased its weight in Latin America to 22.9% versus the Index weight of 19.3%, as the economic recovery is well underway. Mexico's economy will continue to benefit from the high price of oil and the strong U.S. economy. Brazil is seeing gradual signs of a turnaround. The Fund recently increased its positions in Homex (Mexican home builder) and Tele Norte Leste (Brazilian telecom).
   We remain materially underweight in the Middle East, Emerging Europe and Africa (10.9% versus 26.7% for the Index). In Eastern Europe, the Fund increased its positions in Central European Media (television broadcasting) and Mobile Telesystems (Russian wireless telecom) based on improving growth prospects. In Israel, the Fund increased its holdings in Reliance Industries (oil refining) and Amdocs (billing software provider) based on strong company fundamentals.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value  12/31/04:     $12.01  Per Share
                               6/30/04:     $9.89  Per Share

                      Total Net Assets:     $9.7  Million

           Weighted Average Market Cap:     $50.6  Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY REGION
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                              Sit Developing             MSCI Emerging
                            Markets Growth Fund       Markets Free Index

            Asia                  64.4                       54.0

            Latin America         22.9                       19.3

            Africa/
            Middle East            7.7                       17.0

            Europe                 3.2                        9.7

            Cash & Other
            Net Assets             1.8                        0.0

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                    SIT           MSCI         LIPPER
                DEVELOPING      EMERGING      EMERGING
                 MARKETS         MARKETS       MARKETS
                GROWTH FUND       INDEX         INDEX
                -----------     --------      --------
3 Month**         13.67%          16.81%        17.31%
6 Month**         21.60           25.44         27.12
1 Year            16.54           22.45         25.70
5 Year            -3.13            2.07          4.64
10 Year            2.20            0.96          3.83
Inception          1.90            1.18          3.85
  (7/1/94)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                    SIT           MSCI         LIPPER
                DEVELOPING      EMERGING      EMERGING
                 MARKETS         MARKETS       MARKETS
                GROWTH FUND       INDEX         INDEX
                -----------     --------      --------
1 Year            16.54%          22.45%        25.70%
5 Year           -14.70           10.78         25.47
10 Year           24.36           10.07         45.57
Inception         21.85           13.15         48.78
  (7/1/94)

*As of 12/31/04                                                **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/04 would have increased to $12,185 in the Fund, or $11,315 in the Morgan Stanley Capital Intl Emerging Markets Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                Finance     19.3
                         Communications     18.1
                    Non-Energy Minerals     14.3
                      Consumer Services     11.3
                        Energy Minerals      9.7
                  Electronic Technology      7.4
                           Retail Trade      7.0
                  Sectors less than 3.0%    11.1
                           Cash & Other
                             Net Assets      1.8

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------
                              10 LARGEST HOLDINGS
--------------------------------------------------------------------------------

                   o Samsung Electronics
                   o BHP Billiton Limited, A.D.R.
                   o India Fund
                   o Anglo American p.l.c.
                   o Petrochina Co.
                   o America Movil, A.D.R.
                   o Advanced Info Service Public Co., Ltd.
                   o Central European Media Enterprises, Ltd.
                   o Grupo Televisa S.A., A.D.R.
                   o Posco, A.D.R.

                          Total Number of Holdings: 60

-----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER               MARKET VALUE ($)(1)
-----------------------------------------------------------------
COMMON STOCKS (93.1%) (2)
    AFRICA/ MIDDLE EAST (7.7%)
     ISRAEL (4.7%)
         8,000 Amdocs, Ltd. (Technology Services) (3) 210,000 2,500 Given Imaging, Ltd. (Health
                  Technology) (3)                        89,775
         5,200  Teva Pharmaceutical, A.D.R.
                  (Health Technology)                   155,272
                                                     -----------
                                                        455,047
                                                     -----------
     SOUTH AFRICA (3.0%)
        12,100  Anglo American p.l.c. (Non-Energy
                  Minerals)                             286,203
                                                     -----------

    ASIA (59.3%)
     AUSTRALIA (7.5%)
        21,410  BHP Billiton, Ltd., A.D.R.
                  (Non-Energy Minerals)                 514,268
         1,800  Rio Tinto, A.D.R, (Non-Energy
                  Minerals)                             214,578
                                                     -----------
                                                        728,846
                                                     -----------

     CHINA / HONG KONG (14.9%)
        44,500  China Mobile (Hong Kong), Ltd.
                  (Communications)                       150,858
        75,000  Hongkong Land Holdings, Ltd.
                  (Finance)                             198,750
         9,400  HSBC Holdings p.l.c. (Finance)          160,845
        42,000  Li & Fung, Ltd. (Retail Trade)           70,786
       512,000  PetroChina Co. (Energy Minerals)        273,367
       276,000  PICC Property & Casualty Co., Ltd.
                  (Finance)(3)                           95,874
       222,508  Ports Design, Ltd. (Retail Trade)       119,517
        13,000  Sun Hung Kai Properties, Ltd.
                  (Finance)                             130,038
       118,000  Tsingtao Brewery Co., Ltd. (Consumer
                  Non-Durables)                         119,174
        15,100  Wing Lung Bank, Ltd. (Finance)          122,390
                                                     -----------
                                                      1,441,599
                                                     -----------

-----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER               MARKET VALUE ($)(1)
-----------------------------------------------------------------
     INDIA (2.7%)
         6,500  ICICI Bank, A.D.R. (Finance)            130,975
         5,000  Reliance Industries, Ltd., G.D.R.
                  (Energy Minerals)                     129,500
                                                     -----------
                                                        260,475
                                                     -----------
     MALAYSIA (2.2%)
        71,100  Astro All Asia Networks, p.l.c.
                  (Consumer Services) (3)               101,037
        47,000  Maxis Berhad (Communications)           115,645
                                                     -----------
                                                        216,682
                                                     -----------
     RUSSIA (4.7%)
         1,500  LUKOIL, A.D.R. (Energy Minerals)        182,100
           800  Mobile Telesystems, A.D.R.
                  (Communications)                      110,808
         4,500  Vimpel Communications, A.D.R.
                  (Communications) (3)                  162,630
                                                     -----------
                                                        455,538
                                                     -----------
     SINGAPORE (2.0%)
        12,097  DBS Group Holdings, Ltd. (Finance)      119,310
       109,000  Starhub, Ltd. (Communications) (3)       73,450
                                                     -----------
                                                        192,760
                                                     -----------

     SOUTH KOREA (16.0%)
           700  Cheil Communications, Inc.
                  (Commercial Services)                 101,768
        16,007  Industrial Bank of Koea (Finance)       112,049
         2,200  Kookmin Bank (Finance)                   86,070
           600  Kookmin Bank, A.D.R. (Finance)           23,448
         5,000  POSCO, A.D.R. (Non-Energy Minerals)     222,650
         1,269  Samsung Electronics (Electronic
                  Technology)                           552,245
         8,100  Shinhan Financial Group (Finance)       183,095
           570  Shinsegae Co., Ltd. (Retail Trade)      156,651
         5,100  SK Telecom Co., A.D.R.
                  (Communications)                      113,475
                                                     -----------
                                                      1,551,451
                                                     -----------

     TAIWAN (4.2%)
        52,000  Cathay Financial Holding Co., Ltd.
                  (Finance)                             106,658
        86,887  Chinatrust Financial Holding Co., Ltd.
                  (Finance)                             103,914
       102,460  Taiwan Semiconductor Co. (Electronic
                  Technology)                           163,276
        25,000  Thai Public Oil Co. (Energy
                  Minerals) (3)                          32,819
                                                     -----------
                                                        406,667
                                                     -----------

-----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER               MARKET VALUE ($)(1)
-----------------------------------------------------------------
     THAILAND (5.1%)
        94,600  Advanced Info Service Public Co.,
                  Ltd. (Communications)                  260,546
        50,600  Bangkok Bank Public Co., Ltd.
                  (Finance) (3)                          148,479
       278,800  Land & Houses Public Co., Ltd.
                  (Consumer Durables)                     81,092
                                                       ----------
                                                         490,117
                                                       ----------
    EUROPE (3.2%)
     GREECE (0.6%)
         1,500  Tsakos Energy Navigation, Ltd.,
                  A.D.R. (Transportation)                 53,685
                                                       ----------
                                                          53,685
                                                       ----------
     ROMANIA (2.6%)
         6,500  Central European Media Enterprises,
                  Ltd. (Consumer Services) (3)            253,383
                                                       ----------

    LATIN AMERICA (22.9%)
     BRAZIL (11.7%)
         5,979  Banco Bradesco S.A. (Finance)            144,590
           220  Banco Bradesco S.A. (Rights) (Finance)     2,007
         1,500  Brasil Telecom, A.D.R. (Communications)   57,225
         5,100  Companhia Vale do Rio Doce, A.D.R.
                  (Non-Energy Minerals)                  147,951
         3,883  Embraer de Aeronautica, A.D.R.
                  (Transportation)                       129,848
         6,900  Pao de Acucar, A.D.R. (Retail
                  Trade)                                 176,640
         5,860  Petrobras (Energy Minerals)              214,345
         2,800  Petrobras, A.D.R. (Energy Minerals)      111,384
         8,600  Tele Norte Leste Participacoes, A.D.R.
                  (Communications)                       145,082
                                                       ----------
                                                       1,129,072
                                                       ----------
     MEXICO (11.2%)
         5,200  America Movil, A.D.R. (Communications)   272,220
         4,100  Grupo Televisa S.A., A.D.R. (Consumer
                   Services)                             248,050
         2,500  Homex, A.D.R. (Consumer Durables)
                   (3)                                    59,125
         4,500  NII Holdings, Inc. (Communications)
                   (3)                                   213,525
         1,900  Telefonos de Mexico, A.D.R.
                  (Communications)                        72,808
        64,770  Wal-Mart de Mexico (Retail
                  Trade)                                 222,543
                                                       ----------
                                                       1,088,271
                                                       ----------

Total common stocks                                    9,009,796
     (cost:  $6,389,550)                               ----------


-----------------------------------------------------------------
      QUANTITY  NAME OF ISSUER               MARKET VALUE ($)(1)
-----------------------------------------------------------------
CLOSED-END MUTUAL FUND (5.1%) (2)
        16,640  India Fund (Consumer Services)      493,210
     (cost:  $276,224)                          ------------

SHORT-TERM SECURITIES (2.5%) (2)
       240,000  Sit Money Market Fund, 1.76% (4)    240,000
     (cost:  $240,000)                          ------------

Total investments in securities
     (cost:  $6,905,774) (5)                     $9,743,006
                                                ============


See accompanying notes to portfolios of investments on page 42.               41

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At December 31, 2004, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  DIVIDEND          LARGE CAP          MID CAP
                                                BALANCED           GROWTH             GROWTH            GROWTH
                                                  FUND              FUND               FUND              FUND
                                               -----------       -----------       -----------        ----------
Cost for federal income tax purposes           $10,836,766        $8,117,734       $53,676,023      $156,186,250
                                               ===========       ===========       ===========      ============

Unrealized appreciation (depreciation) on
  investments:
      Gross unrealized appreciation             $1,755,510          $844,603       $14,521,384       $58,763,971
      Gross unrealized depreciation               (438,700)         (135,197)       (3,905,285)       (3,608,441)
                                               -----------       -----------       -----------        ----------

Net unrealized appreciation (depreciation)      $1,316,810          $709,406       $10,616,099       $55,155,530
                                               ===========       ===========       ===========      ============

                                                                                   SCIENCE AND        DEVELOPING
                                              INTERNATIONAL       SMALL CAP         TECHNOLOGY         MARKETS
                                                 GROWTH            GROWTH             GROWTH            GROWTH
                                                  FUND              FUND               FUND              FUND
                                               -----------       -----------       -----------        ----------
Cost for federal income tax purposes           $28,767,417      $153,026,804       $14,329,441        $6,905,774
                                               ===========       ===========       ===========      ============

Unrealized appreciation (depreciation) on
  investments:
      Gross unrealized appreciation             $6,801,314       $50,414,063        $4,664,230        $2,990,823
      Gross unrealized depreciation               (679,013)      (11,004,012)       (1,558,612)         (153,592)
                                               -----------       -----------       -----------        ----------

Net unrealized appreciation (depreciation)      $6,122,301       $39,410,051        $3,105,618        $2,837,231
                                               ===========       ===========        ==========        ==========

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
DECEMBER 31, 2004
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                            DIVIDEND          LARGE CAP          MID CAP
                                           BALANCED          GROWTH            GROWTH            GROWTH
ASSETS                                       FUND             FUND              FUND              FUND
                                       ---------------   ---------------   ---------------   ---------------
Investments in securities, at
    identified cost                    $    10,836,766   $     8,117,734   $    53,676,023   $   156,186,250
                                       ===============   ===============   ===============   ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail   $    12,153,577   $     8,827,140   $    64,292,122   $   211,341,779
Cash in bank on demand
    deposit                                     26,441               247                --               766
Receivables:
    Dividends and accrued interest              53,090            20,451            58,992            57,257
    Fund shares sold                             1,111                --            37,199             2,237
    Investment securities sold                  27,805            56,067           217,635           859,451
    Other receivables                               --                18            10,770                --
                                       ---------------   ---------------   ---------------   ---------------

        Total assets                        12,262,024         8,903,923        64,616,718       212,261,490
                                       ---------------   ---------------   ---------------   ---------------


LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                                 --                --               686                --
    Investment securities purchased                 --           270,906                --           387,483
    Fund shares redeemed                         2,247                --             1,813            60,186
    Accrued investment management
      and advisory services fee                 10,459             7,090            55,362           204,689
    Other payables                               6,257                --                --           147,519
                                       ---------------   ---------------   ---------------   ---------------

        Total liabilities                       18,963           277,996            57,861           799,877
                                       ---------------   ---------------   ---------------   ---------------

Net assets applicable to
    outstanding capital stock               12,243,061         8,625,927        64,558,857       211,461,613
                                       ===============   ===============   ===============   ===============


Capital Stock Par                      $         0.001   $         0.001   $         0.001   $         0.001

    Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
    Outstanding shares                         853,079           789,867         1,901,524        19,097,783
                                       ===============   ===============   ===============   ===============

Net asset value per share of
    outstanding capital stock          $         14.35   $         10.92   $         33.95   $         11.07
                                       ===============   ===============   ===============   ===============


                                                                                  SCIENCE AND       DEVELOPING
                                             INTERNATIONAL       SMALL CAP        TECHNOLOGY         MARKETS
                                                GROWTH            GROWTH            GROWTH            GROWTH
ASSETS                                           FUND              FUND              FUND              FUND
                                            ---------------   ---------------   ---------------   ---------------
     Investments in securities, at
         identified cost                    $    28,767,417   $   153,026,804   $    14,329,441   $     6,905,774
                                            ===============   ===============   ===============   ===============

     Investments in securities, at
         market value - see
         accompanying schedule for detail   $    34,889,718   $   192,436,856   $    17,435,058   $     9,743,006
     Cash in bank on demand
         deposit                                        261                --               180               371
     Receivables:
         Dividends and accrued interest              65,401            45,579             1,470            54,695
         Fund shares sold                             1,028             2,818             1,559             5,229
         Investment securities sold                      --           712,009                --            88,043
         Other receivables                            1,720            49,852                --             4,537
                                            ---------------   ---------------   ---------------   ---------------

             Total assets                        34,958,128       193,247,114        17,438,267         9,895,881
                                            ---------------   ---------------   ---------------   ---------------


     LIABILITIES
     Payables:
         Disbursements in excess of
           cash balances                                 --             5,199                --                --
         Investment securities purchased                 --           534,414                --                --
         Fund shares redeemed                         1,149            59,392               243           200,515
         Accrued investment management
           and advisory services fee                 48,703           241,554            20,236            16,870
         Other payables                              30,910                --            13,854                --
                                            ---------------   ---------------   ---------------   ---------------

             Total liabilities                       80,762           840,559            34,333           217,385
                                            ---------------   ---------------   ---------------   ---------------

     Net assets applicable to
         outstanding capital stock               34,877,366       192,406,555        17,403,934         9,678,496
                                            ===============   ===============   ===============   ===============


     Capital Stock Par                      $         0.001   $         0.001   $         0.001   $         0.001

         Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
         Outstanding shares                       2,763,042         7,198,358         1,711,718           805,729
                                            ===============   ===============   ===============   ===============

     Net asset value per share of
         outstanding capital stock          $         12.62   $         26.73   $         10.17   $         12.01
                                            ===============   ===============   ===============   ===============








See accompanying notes to financial statements on page 52.                    45

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                DIVIDEND       LARGE CAP       MID CAP
                                                 BALANCED        GROWTH         GROWTH         GROWTH
                                                   FUND           FUND           FUND           FUND
                                               ------------   ------------   ------------   ------------
INVESTMENT INCOME:
    INCOME:
       Dividends *                             $     83,951   $     97,839   $    524,015   $    396,005
       Interest                                      99,340          3,582          7,568         51,530
                                               ------------   ------------   ------------   ------------
            Total income                            183,291        101,421        531,583        447,535
                                               ------------   ------------   ------------   ------------

    EXPENSES (NOTE 3):
       Investment management and
          advisory services fee                      60,917         37,690        308,592      1,218,630
          Less fees and expenses absorbed
            by investment adviser                        --             --             --        (97,490)
                                               ------------   ------------   ------------   ------------

          Total net expenses                         60,917         37,690        308,592      1,121,140
                                               ------------   ------------   ------------   ------------

          Net investment income (loss)              122,374         63,731        222,991       (673,605)
                                               ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS :
       Net realized gain (loss)                      86,669         46,008      1,254,529      7,387,279
       Net change in unrealized appreciation
          (depreciation) on investments             443,362        587,223      2,480,117      8,868,908
       Realized gain (loss) on foreign
          currency transactions                          --             --             --             --
       Net change in unrealized appreciation
          (depreciation) on foreign currency
          transactions                                   --             --             --             --
                                               ------------   ------------   ------------   ------------

          Net gain (loss) on investments            530,031        633,231      3,734,646     16,256,187
                                               ------------   ------------   ------------   ------------

Net increase (decrease) in net assets
    resulting from operations                  $    652,405   $    696,962   $  3,957,637   $ 15,582,582
                                               ============   ============   ============   ============

---------------

* Dividends are net of foreign withholding tax of $15,297 and $7,893 in the International Growth Fund and Developing Markets Growth Fund, respectively.

                                    SCIENCE AND       DEVELOPING
INTERNATIONAL      SMALL CAP        TECHNOLOGY        MARKETS
    GROWTH           GROWTH           GROWTH           GROWTH
     FUND             FUND             FUND             FUND
---------------  ---------------  ---------------  ---------------


      $291,333         $339,580          $37,352         $107,286
         2,179           25,197            2,342            2,295
---------------  ---------------  ---------------  ---------------
       293,512          364,777           39,694          109,581
---------------  ---------------  ---------------  ---------------



       307,225        1,357,631          126,161           88,730

       (58,124)              --         (12,616)              --
---------------  ---------------  ---------------  ---------------

       249,101        1,357,631          113,545           88,730
---------------  ---------------  ---------------  ---------------

        44,411         (992,854)         (73,851)          20,851
---------------  ---------------  ---------------  ---------------



       352,908       (1,916,494)         (14,342)         (45,755)

     3,487,410       12,510,056          197,937        1,799,982

          (175)              --               --             (101)


         1,772               --               --              481
---------------  ---------------  ---------------  ---------------

     3,841,915       10,593,562          183,595        1,754,607
---------------  ---------------  ---------------  ---------------

    $3,886,326       $9,600,708         $109,744       $1,775,458
===============  ===============  ===============  ===============





See accompanying notes to financial statements on page 52.                    47

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          BALANCED                         DIVIDEND
                                                                            FUND                          GROWTH FUND
                                                                ----------------------------    ----------------------------
                                                                 SIX MONTHS                     SIX MONTHS
                                                                   ENDED                           ENDED          SIX MONTHS
                                                                DECEMBER 31,     YEAR ENDED     DECEMBER 31,        ENDED
                                                                    2004          JUNE 30,         2004            JUNE 30,
                                                                (UNAUDITED)         2004        (UNAUDITED)         2004
                                                                ------------    ------------    ------------    ------------
OPERATIONS:
    Net investment income (loss)                                $    122,374    $    249,536    $     63,731          47,194
    Net realized gain (loss) on investments                           86,669        (328,461)         46,008         (52,229)
    Net change in unrealized appreciation
      (depreciation) on investments                                  443,362       1,977,363         587,223         122,183
    Net realized gain (loss) on foreign currency transactions             --              --              --              --
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                       --              --              --              --
                                                                ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets resulting from
       operations                                                    652,405       1,898,438         696,962         117,148
                                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (180,000)       (273,000)        (92,000)        (20,000)
    Net realized gains on investments                                     --              --              --              --
                                                                ------------    ------------    ------------    ------------
      Total distributions                                           (180,000)       (273,000)        (92,000)        (20,000)
                                                                ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                        463,525       2,328,446       1,492,522       6,831,427
    Reinvested distributions                                         178,340         270,870          80,253          16,785
    Payments for shares redeemed                                  (1,312,476)     (7,848,359)       (423,583)        (73,587)
                                                                ------------    ------------    ------------    ------------
      Increase (decrease) in net assets from
       capital share transactions                                   (670,611)     (5,249,043)      1,149,192       6,774,625
                                                                ------------    ------------    ------------    ------------
       Total increase (decrease) in net assets                      (198,206)     (3,623,605)      1,754,154       6,871,773
NET ASSETS
    Beginning of period                                           12,441,267      16,064,872       6,871,773              --
                                                                ------------    ------------    ------------    ------------
    End of period                                               $ 12,243,061    $ 12,441,267    $  8,625,927       6,871,773
                                                                ============    ============    ============    ============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $ 16,557,779    $ 17,228,390    $  7,923,817       6,774,625
    Undistributed (distributions in excess of) net
      investment income                                                 (352)         57,274          (1,075)         27,194
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                       (5,631,176)     (5,717,845)         (6,221)        (52,229)
    Unrealized appreciation (depreciation) on investments          1,316,810         873,448         709,406         122,183
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                               --              --              --              --
                                                                ------------    ------------    ------------    ------------
                                                                $ 12,243,061    $ 12,441,267    $  8,625,927       6,871,773
                                                                ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              33,524         176,186         144,874         683,421
    Reinvested distributions                                          12,869          20,770           7,704           1,659
    Redeemed                                                         (94,933)       (584,099)        (40,454)         (7,337)
                                                                ------------    ------------    ------------    ------------
Net increase (decrease)                                              (48,540)       (387,143)        112,124         677,743
                                                                ============    ============    ============    ============

          LARGE CAP                          MID CAP                        INTERNATIONAL
         GROWTH FUND                       GROWTH FUND                       GROWTH FUND
------------------------------    ------------------------------    ------------------------------
  SIX MONTHS                       SIX MONTHS                       SIX MONTHS
    ENDED                             ENDED                            ENDED
 DECEMBER 31,      YEAR ENDED     DECEMBER 31,      YEAR ENDED      DECEMBER 31,      YEAR ENDED
    2004            JUNE 30,          2004           JUNE 30,          2004            JUNE 30,
 (UNAUDITED)         2004          (UNAUDITED)         2004          (UNAUDITED)         2004
-------------    -------------    -------------    -------------    -------------    -------------
$     222,991    $      11,089    ($    673,605)   ($  1,353,672)   $      44,411    $      65,690
    1,254,529           35,909        7,387,279        5,815,043          352,908       (1,775,854)

    2,480,117       10,525,661        8,868,908       39,458,539        3,487,410       12,560,072
           --               --               --               --             (175)           1,398

           --               --               --               --            1,772             (907)
-------------    -------------    -------------    -------------    -------------    -------------
    3,957,637       10,572,659       15,582,582       43,919,910        3,886,326       10,850,399
-------------    -------------    -------------    -------------    -------------    -------------

     (233,000)         (43,757)              --               --          (89,000)        (424,155)
           --               --               --               --               --               --
-------------    -------------    -------------    -------------    -------------    -------------

     (233,000)         (43,757)              --               --          (89,000)        (424,155)
-------------    -------------    -------------    -------------    -------------    -------------

    1,944,250        6,125,777        6,160,807       20,601,327          588,921       41,670,314
      226,788           42,592               --               --           85,684          372,107
   (5,111,132)     (12,246,650)     (15,227,572)     (29,747,977)      (3,875,898)     (66,720,583)
-------------    -------------    -------------    -------------    -------------    -------------

   (2,940,094)      (6,078,281)      (9,066,765)      (9,146,650)      (3,201,293)     (24,678,162)
-------------    -------------    -------------    -------------    -------------    -------------

      784,543        4,450,621        6,515,817       34,773,260          596,033      (14,251,918)

   63,774,314       59,323,693      204,945,796      170,172,536       34,281,333       48,533,251
-------------    -------------    -------------    -------------    -------------    -------------
$  64,558,857    $  63,774,314    $ 211,461,613    $ 204,945,796    $  34,877,366    $  34,281,333
=============    =============    =============    =============    =============    =============

$  76,257,214    $  79,197,308    $ 209,457,315    $ 218,524,080    $  64,496,160    $  67,697,453

        1,080           11,089         (673,605)              --           22,499           67,088


  (22,315,536)     (23,570,065)     (52,477,627)     (59,864,906)     (35,765,315)     (36,118,048)
   10,616,099        8,135,982       55,155,530       46,286,622        6,122,301        2,634,891

           --               --               --               --            1,721              (51)
-------------    -------------    -------------    -------------    -------------    -------------
$  64,558,857    $  63,774,314    $ 211,461,613    $ 204,945,796    $  34,877,366    $  34,281,333
=============    =============    =============    =============    =============    =============

       60,829          206,906          608,455        2,202,389           53,322        4,305,121
        6,710            1,477               --               --            6,944           34,907
     (161,429)        (416,723)      (1,545,930)      (3,270,060)        (345,910)      (6,461,642)
-------------    -------------    -------------    -------------    -------------    -------------
      (93,890)        (208,340)        (937,475)      (1,067,671)        (285,644)      (2,121,614)
=============    =============    =============    =============    =============    =============


See accompanying notes to financial statements on page 52.                    49

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                             SCIENCE AND
                                                                            SMALL CAP                        TECHNOLOGY
                                                                           GROWTH FUND                       GROWTH FUND
                                                                ------------------------------    ------------------------------
                                                                  SIX MONTHS                       SIX MONTHS
                                                                    ENDED                            ENDED
                                                                 DECEMBER 31,     YEAR ENDED       DECEMBER 31,      YEAR ENDED
                                                                    2004           JUNE 30,           2004            JUNE 30,
                                                                 (UNAUDITED)         2004          (UNAUDITED)          2004
                                                                -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income (loss)                                ($    992,854)   ($  2,315,536)   ($     73,851)   ($    212,838)
    Net realized gain (loss) on investments                        (1,916,494)      14,565,264          (14,342)      (1,707,683)
    Net change in unrealized appreciation
      (depreciation) on investments                                12,510,056       18,475,012          197,937        5,578,478
    Net realized gain (loss) on foreign currency transactions              --               --               --               --
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                        --               --               --               --
                                                                -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets resulting from
       operations                                                   9,600,708       30,724,740          109,744        3,657,957
                                                                -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                  --               --               --               --
    Net realized gains on investments                                      --               --               --               --
                                                                -------------    -------------    -------------    -------------
      Total distributions                                                  --               --               --               --
                                                                -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                       5,650,882       47,306,303          585,287        4,677,690
    Reinvested distributions                                               --               --               --               --
    Payments for shares redeemed                                  (22,655,397)     (61,132,401)      (2,344,621)      (4,481,796)
                                                                -------------    -------------    -------------    -------------
      Increase (decrease) in net assets from
       capital share transactions                                 (17,004,515)     (13,826,098)      (1,759,334)         195,894
                                                                -------------    -------------    -------------    -------------
       Total increase (decrease) in net assets                     (7,403,807)      16,898,642       (1,649,590)       3,853,851
NET ASSETS
    Beginning of period                                           199,810,362      182,911,720       19,053,524       15,199,673
                                                                -------------    -------------    -------------    -------------
    End of period                                               $ 192,406,555    $ 199,810,362    $  17,403,934    $  19,053,524
                                                                =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $ 221,471,417    $ 238,475,932    $  36,511,201    $  38,270,535
    Undistributed (distributions in excess of) net
      investment income                                              (992,854)              --          (73,851)              --
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                       (67,482,059)     (65,565,565)     (22,139,034)     (22,124,692)
    Unrealized appreciation (depreciation) on investments          39,410,051       26,899,995        3,105,618        2,907,681
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                                --               --               --               --
                                                                -------------    -------------    -------------    -------------
                                                                $ 192,406,555    $ 199,810,362    $  17,403,934      $19,053,524
                                                                =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              234,476        1,954,480           62,942          513,364
    Reinvested distributions                                               --               --               --               --
    Redeemed                                                         (935,493)      (2,506,823)        (252,348)        (500,435)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease)                                              (701,017)        (552,343)        (189,406)          12,929
                                                                =============    =============    =============    =============


      DEVELOPING MARKETS
         GROWTH FUND
--------------------------------
  SIX MONTHS
    ENDED
 DECEMBER 31,      YEAR ENDED
    2004            JUNE 30,
 (UNAUDITED)         2004
-------------     ------------

$     20,851      $     34,037
     (45,755)          719,270

   1,799,982         1,166,461
        (101)               63

         481               (12)
------------      ------------

   1,775,458         1,919,819
------------      ------------

     (13,236)          (49,000)
          --                --
------------      ------------
     (13,236)          (49,000)
------------      ------------

   1,565,241        11,204,371
      12,927            47,680
  (1,692,312)      (13,669,722)
------------      ------------

    (114,144)       (2,417,671)
------------      ------------
   1,648,078          (546,852)

   8,030,418         8,577,270
------------      ------------
$  9,678,496      $  8,030,418
============      ============

$  9,713,301      $  9,827,445

      20,722            13,044


  (2,893,232)       (2,847,313)
   2,837,231         1,037,249

         474                (7)
------------      ------------
$  9,678,496      $  8,030,418
============      ============

     149,247         1,243,812
       1,121             4,895
    (156,667)       (1,493,266)
------------      ------------
      (6,299)         (244,559)
============      ============

See accompanying notes to financial statements on page 52.                   51

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

         This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

         ----------------------------------------------------------------------
                       FUND                      INVESTMENT OBJECTIVE
         ----------------------------------------------------------------------
                     Balanced            Long-term capital growth consistent
                                         with the preservation of principal
                                         and to provide regular income.
         ----------------------------------------------------------------------
                 Dividend Growth         Provide regular income that exceeds
                                         the dividend yield of the S&P 500
                                         Index and that grows over a period of
                                         years. Secondarily, maximize long-term
                                         capital appreciation.
         ----------------------------------------------------------------------
           Large Cap Growth Fund, Inc.   Maximize long-term capital
                                         appreciation.
         ----------------------------------------------------------------------
             Mid Cap Growth Fund, Inc.   Maximize long-term capital
                                         appreciation.
         ----------------------------------------------------------------------
               International Growth      Maximize long-term growth.
         ----------------------------------------------------------------------
                 Small Cap Growth        Maximize long-term capital
                                         appreciation.
         ----------------------------------------------------------------------
              Science and Technology     Maximize long-term capital
                   Growth Fund           appreciation.
         ----------------------------------------------------------------------
            Developing Markets Growth    Maximize long-term capital
                                         appreciation.
         ----------------------------------------------------------------------

         Significant accounting policies followed by the Funds are summarized below:

         SHORT-TERM TRADING (REDEMPTION) FEES
         The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

         INVESTMENTS IN SECURITIES
         Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

         Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         ILLIQUID SECURITIES
         Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2004, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

         FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

         The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

         FEDERAL TAXES
         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         As of June 30, 2004, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

                                            Loss Carryover     Expiration Years
                                            --------------     ----------------
         Balanced                             $5,625,945           2010-2013
         Dividend Growth                          47,641           2013
         Large Cap Growth                     23,448,962           2010-2013
         Mid Cap Growth                       59,547,420           2010-2012
         International Growth                 36,116,184           2009-2013
         Small Cap Growth                     65,521,207           2010-2012
         Science & Technology Growth          21,980,905           2010-2013
         Developing Markets Growth             2,847,504           2008-2013

         DISTRIBUTIONS
         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         CONCENTRATION OF INVESTMENTS
         The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)      INVESTMENT SECURITY TRANSACTIONS
         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2004, were as follow:

                                             Purchases ($)      Proceeds ($)
                                             -------------      ------------
         Balanced Fund                         1,894,265         2,654,439
         Dividend Growth                       3,253,860         2,180,952
         Large Cap Growth Fund                 4,553,643         7,295,458
         Mid Cap Growth Fund                  34,270,349        41,284,740
         International Growth Fund             5,941,853         8,435,538
         Small Cap Growth Fund                30,306,119        44,779,232
         Science and Technology Growth Fund    3,557,090         5,030,530
         Developing Markets Growth Fund          731,620           941,555

(3)      EXPENSES
         INVESTMENT ADVISER
         The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                              Contractual  Net of Adviser's
                                              Management     Voluntary Fee
                                                  Fee           Waiver
                                                  ---           ------
         Balanced Fund                           1.00%           1.00%
         Dividend Growth Fund                    1.00%           1.00%
         Large Cap Growth Fund                   1.00%           1.00%
         Mid Cap Growth Fund                     1.25%           1.15%
         International Growth Fund               1.85%           1.50%
         Small Cap Growth Fund                   1.50%           1.50%
         Science and Technology Growth Fund      1.50%           1.35%
         Developing Markets Growth Fund          2.00%           2.00%

         SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

         For the periods through December 31, 2005 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund's average daily net assets respectively.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of December 31, 2004:

         Fund                                               Shares
         ----                                               ------
         Balanced Fund                                      304,000
         Dividend Growth Fund                               628,000
         Large Cap Growth Fund                              592,000
         Mid Cap Growth Fund                              2,551,000
         International Growth Fund                           71,000
         Small Cap Growth Fund                            1,632,000
         Science and Technology Growth Fund                   1,000
         Developing Markets Growth Fund                     240,000

         INVESTMENT SUB-ADVISER
         SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $140,122 were paid or payable to SKI for the six months ended December 31, 2004.

         TRANSACTIONS WITH AFFILIATES
         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2004:

                                                                  % Shares
                                                    Shares       Outstanding
                                                    ------       -----------
         Balanced Fund                              217,805          25.5
         Dividend Growth Fund                       205,586          26.0
         Large Cap Growth Fund                      433,999          22.8
         Mid Cap Growth Fund                      3,005,307          15.7
         International Growth Fund                  697,179          25.2
         Small Cap Growth Fund                      937,482          13.0
         Science and Technology Growth Fund         636,539          37.2
         Developing Markets Growth Fund             147,085          18.3

                  This page has been left blank intentionally.

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended
                                                           December 31,                  Years Ended June 30,
                                                              2004       ----------------------------------------------------
                                                           (Unaudited)        2004          2003         2002         2001
=============================================================================================================================
NET ASSET VALUE:
    Beginning of period                                     $  13.80        $  12.47     $  12.29     $  15.33     $  19.18
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (2)                                    .14             .21          .29          .36          .46
    Net realized and unrealized gains
      (losses) on investments                                    .62            1.34          .22        (3.01)       (3.51)
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .76            1.55          .51        (2.65)       (3.05)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.21)           (.22)        (.33)        (.38)        (.48)
    From realized gains                                           --              --           --         (.01)        (.32)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.21)           (.22)        (.33)        (.39)        (.80)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  14.35        $  13.80     $  12.47     $  12.29     $  15.33
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     5.53%          12.53%        4.43%      (17.62%)     (16.39%)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 12,243        $ 12,441     $ 16,065     $ 17,825     $ 24,947

RATIOS:
    Expenses to average daily net assets                        1.00% (3)       1.00%        1.00%        1.00%        1.00%
    Net investment income to average daily net assets           2.01% (3)       1.58%        2.54%        2.52%        2.89%
Portfolio turnover rate (excluding short-term securities)      15.95%          44.82%       48.86%       53.53%       63.32%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2004 are adjusted to an annual rate.

SIT DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                Six Months
                                                                   Ended          Six months
                                                                December 31,        ended
                                                                   2004            June 30,
                                                                (Unaudited)        2004 (*)
===================================================================================================================
NET ASSET VALUE:
    Beginning of period                                           $10.14           $10.00
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                                 .09              .08
    Net realized and unrealized gains
      (losses) on investments                                        .82              .10
-------------------------------------------------------------------------------------------------------------------
Total from operations                                                .91              .18
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (.13)            (.04)
    From realized gains                                               --               --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.13)            (.04)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                                 $10.92           $10.14
-------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                        9.00%            1.75%
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                       $8,626           $6,872

RATIOS:
    Expenses to average daily net assets                           1.00% (3)        1.00% (3)
    Net investment income (loss) to average daily net assets       1.69% (3)        1.79% (3)
Portfolio turnover rate (excluding short-term securities)         30.56%           13.67%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3)      Percentages are adjusted to an annual rate.

(*)      Fund's inception date was December 31, 2003



See accompanying notes to financial statements on page 52.                    59

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                                Ended
                                                             December 31,                 Years Ended June 30,
                                                                2004       --------------------------------------------------
                                                             (Unaudited)        2004        2003        2002         2001
=============================================================================================================================
NET ASSET VALUE:
    Beginning of period                                        $  31.96       $  26.92    $  26.40   $   38.99    $   63.66
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                                .11            .01         .02        (.08)        (.16)
    Net realized and unrealized gains
      (losses) on investments                                      2.00           5.05         .50      (12.17)      (19.48)
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                              2.11           5.06         .52      (12.25)      (19.64)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     (.12)          (.02)         --          --           --
    From realized gains                                              --             --          --        (.34)       (5.03)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.12)          (.02)         --        (.34)       (5.03)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  33.95       $  31.96    $  26.92   $   26.40    $   38.99
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                        6.61%         18.81%       1.97%     (31.63%)     (32.92%)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $ 64,559       $ 63,774    $ 59,324   $  63,839    $ 122,829

RATIOS:
    Expenses to average daily net assets                           1.00% (3)      1.00%       1.00%       1.00%        1.00%
    Net investment income (loss) to average daily net assets       0.72% (3)      0.02%       0.08%      (0.25%)      (0.33%)
Portfolio turnover rate (excluding short-term securities)          7.45%         29.71%      33.40%      34.74%       45.26%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2004 are adjusted to an annual rate.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                            December 31,                    Years Ended June 30,
                                                               2004       ---------------------------------------------------------
                                                            (Unaudited)        2004          2003          2002           2001
===================================================================================================================================
NET ASSET VALUE:
    Beginning of period                                      $  10.23        $   8.06      $   7.91      $  12.37      $  23.57
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (3)                             (.03)           (.07)         (.05)         (.07)         (.08)
    Net realized and unrealized gains
      (losses) on investments                                     .87            2.24           .20         (4.16)        (7.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .84            2.17           .15         (4.23)        (7.13)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     --              --            --            --            --
    From realized gains                                            --              --            --          (.23)        (4.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                --              --            --          (.23)        (4.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  11.07        $  10.23      $   8.06      $   7.91      $  12.37
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      8.21%          26.92%         1.90%       (34.66%)      (35.21%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $211,462        $204,946      $170,173      $181,347      $360,037

RATIOS:
    Expenses to average daily net assets                         1.15% (2)       1.15% (2)     1.15% (2)     1.15% (2)     1.06% (2)
    Net investment income (loss) to average daily net assets    (0.69%)(2)      (0.71%)(2)    (0.73%)(2)    (0.79%)(2)    (0.49%)(2)
Portfolio turnover rate (excluding short-term securities)       17.91%          65.14%        53.19%        60.88%        56.21%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2004 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2004, and the years ended June 30, 2004, 2003, 2002, and 2001, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.79%), (0.81%), (0.83%), (0.89%),
         (0.68%), and (0.83%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.


See accompanying notes to financial statements on page 52.                    61

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                                Ended
                                                             December 31,                 Years Ended June 30,
                                                                2004       --------------------------------------------------------
                                                             (Unaudited)      2004         2003          2002           2001
===================================================================================================================================
NET ASSET VALUE:
    Beginning of period                                      $  11.24       $  9.39       $ 10.79       $ 14.61      $  23.58
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (3)                              .02           .01           .07          (.03)         (.03)
    Net realized and unrealized gains
      (losses) on investments                                    1.39          1.92         (1.47)        (3.79)        (8.42)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            1.41          1.93         (1.40)        (3.82)        (8.45)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (.03)         (.08)           --            --            --
    From realized gains                                            --            --            --            --          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.03)         (.08)           --            --          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $ 12.62       $ 11.24       $  9.39       $ 10.79        $14.61
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     12.57%        20.63%       (12.97%)      (26.15%)      (36.43%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $34,877       $34,281       $48,533       $69,820      $123,085

RATIOS:
    Expenses to average daily net assets                         1.50% (2)     1.50% (2)     1.50% (2)     1.50% (2)     1.50% (2)
    Net investment income (loss) to average daily net assets     0.27% (2)     0.14% (2)     0.81% (2)    (0.22%)(2)    (0.20%)(2)
Portfolio turnover rate (excluding short-term securities)       18.07%        44.37%        21.02%        25.78%        25.22%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2004 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2004, and the years ended June 30, 2004, 2003, 2002, and 2001, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (.08%), (.21%), 0.46%, (0.57%), and (0.55%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                            December 31,                    Years Ended June 30,
                                                               2004       ---------------------------------------------------------
                                                            (Unaudited)        2004          2003          2002           2001
===================================================================================================================================
NET ASSET VALUE:
    Beginning of period                                      $  25.29        $  21.64     $  21.06      $  28.99      $  41.35
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                             (.13)           (.27)        (.18)         (.24)         (.13)
    Net realized and unrealized gains
      (losses) on investments                                    1.57            3.92          .76         (7.65)       (11.65)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            1.44            3.65          .58         (7.89)       (11.78)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                            --              --           --          (.04)         (.58)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                --              --           --          (.04)         (.58)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  26.73        $  25.29     $  21.64      $  21.06      $  28.99
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      5.69%          16.87%        2.75%       (27.24%)      (28.79%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $192,407        $199,810     $182,912      $180,684      $227,888

RATIOS:
    Expenses to average daily net assets                         1.50% (3)       1.50%        1.50%         1.50%         1.50%
    Net investment income (loss) to average daily net assets    (1.10%)(3)      (1.10%)      (1.00%)       (0.99%)       (0.41%)
Portfolio turnover rate (excluding short-term securities)       16.83%          65.79%       59.98%        65.25%        39.91%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2004 are adjusted to an annual rate.




See accompanying notes to financial statements on page 52.                    63

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                            December 31,                    Years Ended June 30,
                                                               2004       ---------------------------------------------------------
                                                            (Unaudited)        2004          2003          2002           2001
===================================================================================================================================
NET ASSET VALUE:
    Beginning of period                                      $ 10.02        $  8.05       $  7.52        $ 15.23        $ 33.38
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss) (3)                            (.04)          (.11)         (.07)          (.12)          (.19)
    Net realized and unrealized gains
      (losses) on investments                                    .19           2.08           .60          (7.58)        (17.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .15           1.97           .53          (7.70)        (17.29)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    --             --            --             --             --
    From realized gains                                           --             --            --           (.01)          (.86)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --             --            --           (.01)          (.86)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 10.17        $ 10.02       $  8.05        $  7.52        $ 15.23
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     1.50%         24.47%         7.05%        (50.57%)       (52.96%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $17,404        $19,054       $15,200        $14,018        $30,453

RATIOS:
    Expenses to average daily net assets                        1.35% (2)      1.35% (2)     1.35% (2)      1.35% (2)      1.29% (2)
    Net investment income (loss) to average net assets         (0.88%)(2)     (1.20%)(2)    (1.05%)(2)     (1.06%)(2)     (0.94%)(2)
Portfolio turnover rate (excluding short-term securities)      21.06%         55.54%        49.67%         76.78%         34.59%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2004 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended December 31, 2004, and the years ended June 30, 2004, 2003, 2002, and 2001, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.03%), (1.35%), (1.20%), (1.21%), and (1.15%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                            December 31,                    Years Ended June 30,
                                                               2004       ---------------------------------------------------------
                                                            (Unaudited)        2004          2003          2002           2001
===================================================================================================================================
NET ASSET VALUE:
    Beginning of period                                        $ 9.89         $ 8.12        $ 8.10       $  9.17       $ 13.43
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                              .03            .04           .02          (.02)           --
    Net realized and unrealized gains
      (losses) on investments                                    2.11           1.78            --         (1.05)        (4.26)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            2.14           1.82           .02         (1.07)        (4.26)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (.02)          (.05)           --            --            --
    From realized gains                                            --             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.02)          (.05)           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $12.01         $ 9.89        $ 8.12       $  8.10       $  9.17
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     21.60%         22.48%         0.25%       (11.66%)      (31.72%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $9,678         $8,030        $8,577       $11,250       $13,877

RATIOS:
    Expenses to average daily net assets                         2.00% (3)      2.00%         2.00%         2.00%         2.00%
    Net investment income (loss) to average daily net assets     0.47% (3)      0.37%         0.31%        (0.20%)        0.02%
Portfolio turnover rate (excluding short-term securities)        8.55%         33.72%         6.61%        25.40%        21.87%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2004 are adjusted to an annual rate.



See accompanying notes to financial statements on page 52.                    65

EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
                BALANCED FUND                    (7/1/04)               (12/31/04)        (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,055.30               $5.14
                Hypothetical                    $1,000.00               $1,020.00               $5.05
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
             DIVIDEND GROWTH FUND               (7/1/04)               (12/31/04)        (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,090.00               $5.23
                Hypothetical                    $1,000.00               $1,020.00               $5.05
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
            LARGE CAP GROWTH FUND               (7/1/04)               (12/31/04)         (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,066.10               $5.17
                Hypothetical                    $1,000.00               $1,020.00               $5.05
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
             MIP CAP GROWTH FUND                (7/1/04)               (12/31/04)         (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,082.10               $5.99
                Hypothetical                    $1,000.00               $1,019.25               $5.81
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
         INTERNATIONAL GROWTH FUND               (7/1/04)               (12/31/04)        (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,125.70               $7.97
                Hypothetical                    $1,000.00               $1,017.50               $7.57
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
           SMALL CAP GROWTH FUND                 (7/1/04)               (12/31/04)        (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,056.90               $7.71
                Hypothetical                    $1,000.00               $1,017.50               $7.57
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
       SCIENCE AND TECHNOLOGY GROWTH FUND       (7/1/04)               (12/31/04)        (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,015.00               $6.80
                Hypothetical                    $1,000.00               $1,018.25               $6.81
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                Beginning                 Ending            Expenses Paid
                                              Account Value           Account Value         During Period*
       DEVELOPING MARKETS GROWTH FUND           (7/1/04)               (12/31/04)        (7/1/04 - 12/31/04)
---------------------------------------------------------------------------------------------------------------
                   Actual                       $1,000.00               $1,216.00               $11.08
                Hypothetical                    $1,000.00               $1,015.00               $10.08
        (5% return before expenses)
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

PROXY VOTING

     Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds' proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.
     Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available
1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.



AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

     The Funds' annual and semi-annual reports include complete lists of each portfolio's holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds' Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RESULTS OF SHAREHOLDER MEETING

     The annual meeting of the shareholders of the Funds was held on October 18, 2004. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, William E. Frenzel, John E. Hulse, Sidney L. Jones, Bruce C. Lueck and Donald W. Phillips. The matters voted on by the shareholders of record as of August 20, 2004 and results of the shareholders' vote at the October 18, 2004 meeting were as follows:

PROPOSAL ONE:  ELECTION OF DIRECTORS

=================================================================================================================================
                                                                                SIT                JONES               FRENZEL
SMALL CAP GROWTH                                For                        5,186,973.699       5,189,894.918        5,182,563.998
    Total Shares Outstanding   7,535,087.963    Against                      197,220.022         194,298.803          201,629.723
    Total Shares Voted         5,384,193.721    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              71%    % For                                96%                 96%                  96%

MID CAP GROWTH                                  For                       10,441,913.881      10,413,142.194       10,423,456.819
    Total Shares Outstanding  19,555,417.568    Against                      234,101.892         262,873.579          252,558.954
    Total Shares Voted        10,676,015.773    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              55%    % For                                98%                 98%                  98%

LARGE CAP GROWTH                                For                        1,022,263.850       1,023,386.944        1,022,465.944
    Total Shares Outstanding   1,951,280.321    Against                        7,066.795           5,943.701            6,864.701
    Total Shares Voted         1,029,330.645    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              53%    % For                                99%                 99%                  99%

SCIENCE & TECHNOLOGY                            For                          619,954.224         621,203.466          620,174.131
    Total Shares Outstanding   1,789,464.751    Against                       20,428.896          19,179.654           20,208.989
    Total Shares Voted           640,383.120    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              36%    % For                                97%                 97%                  97%

INTERNATIONAL GROWTH                            For                          893,184.854       1,007,310.706        1,001,886.280
    Total Shares Outstanding   2,957,488.499    Against                      140,354.233          26,228.381           31,652.807
    Total Shares Voted         1,033,539.087    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              35%    % For                                86%                 97%                  97%

DEVELOPING MARKETS                              For                          419,691.815         420,553.322          419,691.815
    Total Shares Outstanding     808,230.013    Against                       17,879.772          17,018.265           17,879.772
    Total Shares Voted           437,571.587    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              54%    % For                                96%                 96%                  96%

BALANCED                                        For                          264,867.110         259,081.524          259,081.524
    Total Shares Outstanding     894,069.835    Against                          762.818           6,548.404            6,548.404
    Total Shares Voted           265,629.928    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              30%    % For                               100%                 98%                  98%

DIVIDEND FUND                                   For                          259,442.339         259,442.339          259,442.339
    Total Shares Outstanding     686,344.934    Against                        8,471.946           8,471.946            8,471.946
    Total Shares Voted           267,914.285    Abstain                            0.000               0.000                0.000
    Percent of Shares Voted              39%    % For                                97%                 97%                  97%

                                                                                               PROPOSAL TWO: RATIFY KPMG LLP
                                                                                                   AS THE FUNDS' AUDITORS
==========================================================================                     =============================
              LUECK                  HULSE                PHILLIPS
         5,194,922.899           5,192,346.182          5,196,978.432                                   5,077,733.553
           189,270.822             191,847.539            187,215.289                                      36,751.434
                 0.000                   0.000                  0.000                                     269,708.734
                   96%                     96%                    97%                                             94%

        10,466,081.775          10,450,907.972         10,466,372.996                                  10,493,243.752
           209,933.998             225,107.801            209,642.777                                      77,433.532
                 0.000                   0.000                  0.000                                     105,338.489
                   98%                     98%                    98%                                             98%

         1,022,529.176           1,023,386.944          1,022,529.176                                   1,020,939.399
             6,801.469               5,943.701              6,801.469                                       6,090.992
                 0.000                   0.000                  0.000                                       2,300.254
                   99%                     99%                    99%                                             99%

           621,260.710             620,193.980            621,260.710                                     629,734.121
            19,122.410              20,189.140             19,122.410                                       4,314.387
                 0.000                   0.000                  0.000                                       6,334.612
                   97%                     97%                    97%                                             98%

         1,009,375.088           1,006,514.647          1,010,217.672                                   1,022,824.132
            24,163.988              27,024.440             23,321.415                                       6,430.530
                 0.000                   0.000                  0.000                                       4,284.425
                   98%                     97%                    98%                                             99%

           420,553.322             419,691.815            420,553.322                                     435,916.484
            17,018.265              17,879.772             17,018.265                                       1,655.103
                 0.000                   0.000                  0.000                                           0.000
                   96%                     96%                    96%                                            100%

           265,101.421             265,010.421            265,010.421                                     260,413.952
               619.507                 619.507                619.507                                       3,729.020
                 0.000                   0.000                  0.000                                       1,486.956
                  100%                    100%                   100%                                             98%

           259,442.339             259,442.339            259,442.339                                     262,894.698
             8,471.946               8,471.946              8,471.946                                       4,423.445
                 0.000                   0.000                  0.000                                         596.142
                   97%                     97%                    97%                                             98%

                           A LOOK AT SIT MUTUAL FUNDS
--------------------------------------------------------------------------------

   Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.1 Billion for some of America's largest corporations, foundations and endowments.

   Sit Mutual Funds are comprised of fourteen no-load Funds. No-load means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no exchange fees. Every dollar you invest goes to work for you. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares hold less than 30 days.

Sit Mutual Funds offer:
    o Free telephone exchange
    o Dollar-cost averaging through an automatic investment plan
    o Electronic transfer for purchases and redemptions
    o Free checkwriting privileges on bond funds
    o Retirement accounts including IRAs and 401(k) plans

                                  [FLOW CHART]

--------------------------------------------------------------------------------
                              SIT FAMILY OF FUNDS
--------------------------------------------------------------------------------

STABILITY: SAFETY OF PRINCIPAL AND CURRENT INCOME
-------------------------------------------------
Money Market

INCOME: INCREASED INCOME
------------------------
U.S. Government Securities
Tax-Free Income
Minnesota Tax-Free Income
Florida Tax-Free Income
Bond

GROWTH: LONG-TERM CAPITAL APPRECIATION AND INCOME
-------------------------------------------------
Balanced
Dividend Growth Fund
Large Cap Growth

HIGH GROWTH: LONG-TERM CAPITAL APPRECIATION
-------------------------------------------
Mid Cap Growth
International Growth
Small Cap Growth
Science and Technology Growth
Developing Markets Growth


Principal Stability & Current Income                    Growth Potential

S E M I - A N N U A L   R E P O R T   S T O C K   F U N D S

Year Ended December 31, 2004

INVESTMENT ADVISER                       AUDITORS

Sit Investment Associates, Inc.          KPMG LLP
3300 IDS Center, 80 South Eighth Street  90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                    Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580                             LEGAL COUNSEL

DISTRIBUTOR                              Dorsey & Whitney LLP
                                         220 South Sixth Street, Suite 1500
SIA Securities Corp.                     Minneapolis, MN 55402
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402                    INVESTMENT SUB-ADVISER
612-334-5888 (Metro Area)
800-332-5580                             (Developing Markets Growth Fund and
                                         International Growth Fund)
CUSTODIAN                                Sit/Kim International Associates, Inc.
                                         3300 IDS Center, 80 South Eighth Street
The Northern Trust Company               Minneapolis, MN 55402
50 South LaSalle Street                  612-334-5888 (Metro Area)
Chicago, IL 60675                        800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166





















                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

Item 2:  Code of Ethics.
Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert.
Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services.
Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10:   Controls and Procedures.
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11:  Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SIT MID CAP GROWTH FUND, INC.
-----------------------------

By (Signature and Title)               /s/ Paul E. Rasmussen
                                       -----------------------------------------
                                       Paul E. Rasmussen
                                       Vice President, Treasurer

Date February 24, 2005
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)               /s/ Paul E. Rasmussen
                                       -----------------------------------------
                                       Paul E. Rasmussen
                                       Vice President, Treasurer

Date February 24, 2005
     -------------------------


By (Signature and Title)               /s/ Eugene C. Sit
                                       -----------------------------------------
                                       Eugene C. Sit
                                       Chairman

Date February 24, 2005
     -------------------------

Item 2:  Code of Ethics.
Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert.
Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services.
Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10:   Controls and Procedures.
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11:  Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SIT LARGE CAP GROWTH FUND, INC.
-------------------------------

By (Signature and Title)               /s/ Paul E. Rasmussen
                                       -----------------------------------------
                                       Paul E. Rasmussen
                                       Vice President, Treasurer

Date February 24, 2005
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)               /s/ Paul E. Rasmussen
                                       -----------------------------------------
                                       Paul E. Rasmussen
                                       Vice President, Treasurer

Date February 24, 2005
     -------------------------


By (Signature and Title)               /s/ Eugene C. Sit
                                       -----------------------------------------
                                       Eugene C. Sit
                                       Chairman

Date February 24, 2005
     -------------------------

Item 2:  Code of Ethics.
Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert.
Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services.
Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10:   Controls and Procedures.
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11:  Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SIT MUTUAL FUNDS, INC.
----------------------

By (Signature and Title)              /s/ Paul E. Rasmussen
                                      ------------------------------------------
                                      Paul E. Rasmussen
                                      Vice President, Treasurer

Date February 24, 2005
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)              /s/ Paul E. Rasmussen
                                      ------------------------------------------
                                      Paul E. Rasmussen
                                      Vice President, Treasurer

Date February 24, 2005
     -------------------------


By (Signature and Title)               /s/ Eugene C. Sit
                                       -----------------------------------------
                                       Eugene C. Sit
                                       Chairman

Date February 24, 2005
     -------------------------